UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Soliciting Material under §240.14a-12
Zentalis Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
n/a
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders
June 16, 2023
9:30 a.m. Eastern Time
ZENTALIS PHARMACEUTICALS, INC.
1359 BROADWAY, SUITE 801
NEW YORK, NEW YORK 10018

[●], 2023
To Our Stockholders:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders, or the Annual Meeting, of Zentalis Pharmaceuticals, Inc., or the Company or Zentalis, to be held at 9:30 a.m. Eastern Time, on Friday, June 16, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of 2023 Annual Meeting of Stockholders and the Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of 2023 Annual Meeting of Stockholders and the Proxy Statement.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by completing, signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States, prior to the Annual Meeting. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If your shares are held by a bank, broker or other nominee, you will receive voting instructions from such nominee that you must follow for your shares to be voted. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support to drive Zentalis' science forward for cancer patients.
Sincerely,

Kimberly Blackwell, M.D.
Chief Executive Officer and Director

ZENTALIS PHARMACEUTICALS, INC.
1359 Broadway, Suite 801
New York, New York 10018

Notice of 2023 Annual Meeting of Stockholders
To Be Held Friday, June 16, 2023

The 2023 Annual Meeting of Stockholders, or the Annual Meeting, of Zentalis Pharmaceuticals, Inc., a Delaware corporation, or the Company or Zentalis, will be held at 9:30 a.m. Eastern Time, or ET, on Friday, June 16, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote your shares during the Annual Meeting, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ZNTL2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, or the Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held with a bank, broker or other nominee, please refer to the materials provided by your nominee for voting instructions. The Annual Meeting will be held for the following purposes:

1.To elect David Johnson and Jan Skvarka, Ph.D., as Class III directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified, subject to their earlier death, resignation or removal;
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.To approve an amendment to our Certificate of Incorporation to update the exculpation provision with respect to certain officers of the Company as permitted by recent amendments to the General Corporation Law of the State of Delaware;
4.To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
5.To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
Our Board of Directors recommends that you vote “FOR” each of the Class III director nominees (Proposal 1) and “FOR” each of Proposals 2, 3 and 4.
Each outstanding share of our common stock, par value $0.001 per share (Nasdaq: ZNTL), or our Common Stock, entitles the holder of record as of 5:00 p.m. ET on April 21, 2023 to receive notice of, and to vote at, the Annual Meeting or any postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Andrea Paul, General Counsel and Corporate Secretary, at legal@zentalis.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.
We are pleased to take advantage of U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing our stockholders the Internet Notice instead of a paper copy of our proxy materials. The Internet Notice contains instructions on how to access the documents and cast your vote by Internet. The Internet Notice also contains instructions on how to request a paper copy of our proxy materials. Stockholders who previously elected not to receive an Internet Notice will instead receive a paper copy of the proxy materials by mail. The notice and access process allows us to provide our stockholders with the information they need more efficiently, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.
Your vote is important. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may complete, sign, date and return the proxy card in the enclosed return envelope. Voting instructions are provided in the Internet Notice, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. If you choose to attend the Annual Meeting virtually, you may still vote your shares during the Annual Meeting, even if you have previously voted or returned your proxy by any of the methods described in our Proxy Statement. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote online at the Annual Meeting, you must obtain a proxy issued in your name from that nominee in order to vote your shares.
By Order of the Board of Directors,

Andrea Paul
General Counsel and Corporate Secretary
New York, New York
[●], 2023

TABLE OF CONTENTS

GENERAL INFORMATION	1

PROPOSAL 1: ELECTION OF DIRECTORS	13

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	18

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS	19

PROPOSAL 3: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO UPDATE THE EXCULPATION PROVISION WITH RESPECT TO CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY RECENT AMENDMENTS TO THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE	20

PROPOSAL 4: APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	22

EXECUTIVE OFFICERS	23

CORPORATE GOVERNANCE	25

COMPENSATION DISCUSSION AND ANALYSIS	30

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	42

EXECUTIVE COMPENSATION TABLES	43

DIRECTOR COMPENSATION	64

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	66

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	67

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	70

OTHER MATTERS	72

APPENDIX A	75

ZENTALIS PHARMACEUTICALS, INC.
1359 Broadway, Suite 801
New York, New York 10018

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Friday, June 16, 2023 at 9:30 a.m. Eastern Time

GENERAL INFORMATION
This Proxy Statement, along with the accompanying Notice of 2023 Annual Meeting of Stockholders, contains information about the 2023 Annual Meeting of Stockholders of Zentalis Pharmaceuticals, Inc., including any postponement or adjournment of the meeting, which we refer to as the Annual Meeting. We are holding the Annual Meeting on Friday, June 16, 2023, at 9:30 a.m. Eastern Time, or ET. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ZNTL2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, or the Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The mailing of the Internet Notice to our stockholders is scheduled to begin on or around [●], 2023.
The record date for the Annual Meeting is April 21, 2023, or the Record Date. You are entitled to notice of the Annual Meeting, and any postponement or adjournment, only if you were a stockholder of record of shares of our common stock, $0.001 par value per share, or our Common Stock, as of 5:00 p.m. ET on the Record Date. You are entitled to vote at the Annual Meeting, and any postponement or adjournment, only if you were a stockholder of record of shares of our Common Stock as of 5:00 p.m. ET on the Record Date, or if you hold a valid proxy for the Annual Meeting. As of the Record Date, there were [●] shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
In this Proxy Statement, “Zentalis”, “Company”, “we”, “us”, and “our” refer to Zentalis Pharmaceuticals, Inc.
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 16, 2023
This Proxy Statement and our 2022 Annual Report to Stockholders are available at
www.proxyvote.com. These documents are also available to any stockholder who wishes to receive a paper copy by calling 1-800-579-1639, by emailing sendmaterial@proxyvote.com, or by submitting a request over the Internet at www.proxyvote.com.
Proposals
At the Annual Meeting, our stockholders will be asked:
1.To elect David Johnson and Jan Skvarka, Ph.D., as Class III directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified, subject to their earlier death, resignation or removal;
2.To ratify the appointment of Ernst & Young LLP, or Ernst & Young, as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.To approve an amendment to our Certificate of Incorporation to update the exculpation provision with respect to certain officers of the Company as permitted by recent amendments to the General Corporation Law of the State of Delaware;
1

4.To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
5.To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
Recommendations of the Board
The Board recommends that you vote your shares as follows:
•FOR the election of David Johnson and Jan Skvarka, Ph.D., as Class III directors;
•FOR the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
•FOR the approval of an amendment to our Certificate of Incorporation to update the exculpation provision with respect to certain officers of the Company as permitted by recent amendments to the General Corporation Law of the State of Delaware; and
•FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.
If you return a properly-completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the Board's recommendations.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this Proxy Statement. You are viewing or have received this Proxy Statement because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Zentalis is making this Proxy Statement and its 2022 Annual Report to Stockholders, or the 2022 Annual Report, available to its stockholders electronically via the Internet. The mailing of the Internet Notice to our stockholders is scheduled to begin on or around [●], 2023. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this Proxy Statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice. Stockholders who previously elected not to receive an Internet Notice will instead receive a paper copy of the proxy materials by mail.
Please note that, while our proxy materials are available at the website referenced in the Internet Notice, and our Notice of 2023 Annual Meeting of Stockholders, Proxy Statement and 2022 Annual Report are available on our website, no information contained on such websites is incorporated by reference in or considered to be a part of this document.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us and nominee record holders, such as banks or brokers, to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one copy of the Internet Notice, and if applicable, one set of proxy materials, to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice and/or the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered if you contact Broadridge Financial Solutions, Inc., or Broadridge, at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you want to end “householding” and receive separate copies of the Internet Notice and/or proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should use the address or telephone number above if you are a record holder, and you should contact your bank, broker, or other nominee if your shares are held with a bank, broker or other nominee.
Questions and Answers About the 2023 Annual Meeting of Stockholders
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank, broker or other nominee on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank, broker or other nominee, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your nominee, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your nominee how to vote your shares, and the nominee is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting unless you obtain a legal proxy from your nominee.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.
Who may attend the Annual Meeting?
You may attend the Annual Meeting online only if you are a Zentalis stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ZNTL2023. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank, broker other nominee to obtain your 16-digit control number or otherwise vote through the nominee. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 9:30 a.m. ET. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:25 a.m., ET, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks, brokers or other nominees. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by telephone, via the Internet, or, if you received printed copies of the proxy materials, by completing, signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•By Internet: Before the Annual Meeting, you may vote via the Internet at www.proxyvote.com by following the instructions on the Internet Notice or the proxy card. You must have your 16-digit control number that is on either the Internet Notice or the proxy card when voting.
•By Telephone: You may vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card. You must have your 16-digit control number that is on either the Internet Notice or the proxy card when voting.

•By Mail: If you received a proxy card, complete, sign, date and return your proxy card, in the postage prepaid envelope, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted as recommended by our Board and according to the discretion of the proxy holders named in the proxy card upon any other business that may properly be brought before the Annual Meeting and at all postponements and adjournments thereof.
•Electronically at the Annual Meeting: If you attend the Annual Meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the Annual Meeting.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., ET, on June 15, 2023. Mailed proxy cards must be received by June 15, 2023 in order to be counted at the Annual Meeting.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name”. If your shares are held in “street name” through a bank, broker or other nominee, you will receive instructions on how to vote from the nominee. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain nominees. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your nominee to obtain your 16-digit control number or otherwise vote through the nominee. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change or revoke my vote after I submit my proxy?
Yes. If you are a registered stockholder, you may change or revoke your proxy at any time before it is voted by:
•submitting a duly executed proxy bearing a later date;
•granting a subsequent proxy through the Internet or telephone;
•giving written notice of revocation to the Corporate Secretary of Zentalis prior to or at the Annual Meeting; or
•voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary of Zentalis before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee.
Who will count the votes?
A representative of Broadridge, our inspector of election, will tabulate and certify the votes.
Why hold a virtual meeting?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/ZNTL2023. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/ZNTL2023.

Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted online during the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who may attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•Irrelevant to the business of the Company or to the business of the Annual Meeting;
•Related to non-public information of the Company, including the status or results of our business since our last periodic report filed with the SEC;
•Related to any pending, threatened or ongoing litigation;
•Related to personal grievances;
•Derogatory references to individuals or that are otherwise in bad taste;
•Substantially repetitious of questions already made by another stockholder;
•In excess of the two question limit;
•In furtherance of the stockholder’s personal or business interests; or
•Out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or the Corporate Secretary in their reasonable judgment.
Additional information regarding the question and answer session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who may attend the Annual Meeting?”.
How many votes are required for the approval of the proposals to be voted upon?

Proposal	Voting Options	Votes Required	Effect of Votes Withheld, Abstentions and Broker Non-Votes
Proposal 1: Election of Two Class III Directors	For All / Withhold All / For All Except	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	For / Against / Abstain	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 3: Approval of an Amendment to our Certificate of Incorporation	For / Against / Abstain	The affirmative vote of the holders of a majority of the Common Stock outstanding and entitled to vote at the Annual Meeting.	Abstentions and broker non-votes will have the effect of votes against this proposal.

Proposal 4: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers	For / Against / Abstain	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the three other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors, and abstentions have no effect on the other proposals.
May my broker vote for me, and what are broker non-votes and do they count for determining a quorum?

If your broker holds your shares in street name, the broker may vote your shares (1) on any proposal if the broker has received voting instructions from you, or (2) on “routine” matters even if the broker has not received voting instructions from you. At the Annual Meeting, your broker may, without instructions from you, vote on Proposal 2, which is considered a routine matter, but not on any of the other proposals. Broker non-votes are shares represented at the Annual Meeting held by brokers, bankers or other nominees for which instructions have not been received from the beneficial owners or persons entitled to vote such shares, and such brokers, bankers or other nominees do not have discretionary voting power to vote such shares. Broker non-votes count for purposes of determining whether a quorum is present.
Who pays the cost of soliciting proxies?
The Company will pay the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and other vendors for forwarding solicitation material to beneficial owners of our outstanding Common Stock. The Company may solicit proxies by mail, personal interview, telephone or via the Internet through its officers, directors and other management employees, who will receive no additional compensation for their services. We may also utilize the assistance of third parties in connection with our proxy solicitation efforts, and we would compensate such third parties for their efforts. We have engaged one such third party, MacKenzie Partners, Inc., or Mackenzie Partners, to assist in the solicitation of proxies and provide related advice and informational support, for services fees of up to $12,000 and the reimbursement of certain expenses.
Could other matters be decided at the Annual Meeting?
The Board does not know of any other matters that may be presented for action at the Annual Meeting. Under our Bylaws the deadline for stockholders to notify us of any proposals or director nominations to be presented at the Annual Meeting has passed. Should any other business come before the meeting, the persons named on the enclosed proxy card will have discretionary authority to vote the shares represented by such proxies. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.
What happens if the Annual Meeting is postponed or adjourned?
Subject to the provisions of our Bylaws, your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted. If the Annual Meeting is adjourned or postponed for any reason, at any subsequent reconvening of the Annual Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy.
Will my shares be voted if I do not return my proxy?
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy by mail, or by voting at the Annual Meeting. If your shares are held in street name, your bank, broker or other nominee may under certain circumstances vote your shares if you do not timely return your proxy. Under applicable stock exchange rules, nominees subject to these rules are expected to have this discretionary voting authority with respect to ratification of the appointment of our independent registered public accounting firm (Proposal 2). However, they will not have this discretionary voting authority with respect the election of directors (Proposal 1), the approval of the proposed amendment to our Certificate of Incorporation (Proposal 3), or the advisory approval of the compensation of our named executive officers (Proposal 4). As a result, if your shares are held in street name and you have not provided instructions with respect to Proposals 1, 3 and 4, your shares will be considered broker non-votes. If your shares are held in street name, we encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, broker or other nominee about how to submit your proxy to them at the time you receive this Proxy Statement.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS
In accordance with our Certificate of Incorporation, the Board is divided into three classes. We currently have six directors on our Board, with two directors in each of Classes I, II and III. One class is elected each year at the annual meeting of stockholders for a term of three years. David Johnson and Jan Skvarka, Ph.D. are the Class III directors whose terms expire at the 2023 Annual Meeting of Stockholders. On the recommendation of the Nominating and Corporate Governance Committee of the Board, or the Nominating Committee, the Board's nominees for election by the stockholders as the Class III directors are the two current Class III directors: Mr. Johnson and Dr. Skvarka. If elected, each Class III nominee will serve until the 2026 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.
Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Vacancies on the Board are filled exclusively by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders. A director elected to fill a vacancy will hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal. Our directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.
If you submit a proxy but do not indicate any voting instructions, then the persons named as proxies will vote the shares of Common Stock represented thereby for the election as a Class III director of the person whose name and biography appears below. In the event that either of Mr. Johnson or Dr. Skvarka should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board, or the Board may elect to reduce its size. The Board has no reason to believe that either of Mr. Johnson or Dr. Skvarka will be unable to serve if elected. Each of Mr. Johnson and Dr. Skvarka has consented to being named in this Proxy Statement and to serve if elected.
Vote Required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board

The Board unanimously recommends a vote FOR the election of each of the below Class III director nominees.
Nominees for Class III Director (terms to expire at the 2026 Annual Meeting of Stockholders)
The names of the nominees for Class III directors and certain information about each nominee are set forth below:

Name	Age	Served as a Director Since	Position with Zentalis
David Johnson	58	2020	Class III Director, Chairperson
Jan Skvarka, Ph.D.	56	2022	Class III Director
The biographical information about the nominees for director is set forth below.
David Johnson
David Johnson has served as a member of our Board since January 2020 and as our Chairperson since May 2022. Mr. Johnson also served as our Lead Independent Director from April 2020 to May 2022. Mr. Johnson currently serves as Chief Executive Officer and a member of the Board of Directors of Solve Therapeutics, Inc., a venture backed start-up focused on developing next generation mAb based oncology therapeutics, a position he has held since July 2021. In addition, Mr. Johnson is currently serving as a general partner at Velosity Capital, a position he has held since January 2022. Previously, Mr. Johnson served as the Chairman of Lengo Therapeutics, Inc., or Lengo,

a precision oncology company, from March 2021 until it was acquired by Blueprint Medicines Corporation (Nasdaq: BPMC) in December 2021. Prior to Lengo, Mr. Johnson served as Chief Executive Officer of VelosBio Inc., an oncology-focused biopharmaceutical company that he founded in 2017, which was acquired by Merck & Co., Inc. (NYSE: MRK) in December 2020. From 2013 to 2016, Mr. Johnson served as Chief Executive Officer of Acerta Pharma, LLC, an oncology-focused pharmaceutical company, which is now a member of the AstraZeneca Group (Nasdaq: AZN). Mr. Johnson has served as a member of the Board of Directors of Aura Biosciences, Inc., or Aura, a biopharmaceutical company, since January 2021, and as Chairman of Aura since March 2021, as a member of the Board of Directors of Palleon Pharmaceuticals Inc., a biopharmaceutical company, since August 2021, and as a member of the Board of Directors of Sudo Biosciences, Inc., a biopharmaceutical company, since January 2021. Mr. Johnson received a Bachelor's Degree in Economics from Indiana University. We believe Mr. Johnson’s extensive and diverse expertise in the life sciences industry, including as an experienced executive of clinical-stage companies, qualifies him to serve on our Board.
Jan Skvarka, Ph.D.
Jan Skvarka, Ph.D., has served as a member of our Board since September 2022. From September 2019 to November 2021, Dr. Skvarka was the President, Chief Executive Officer, and a member of the Board of Directors of Trillium Therapeutics Inc., a publicly traded, clinical-stage immuno-oncology company, which was acquired by Pfizer Inc. (NYSE: PFE) in November 2021. From 2014 to January 2019, Dr. Skvarka served as the President, Chief Executive Officer, and a member of the Board of Directors of Tal Medical Inc., a clinical-stage neuroscience company. Previously, Dr. Skvarka was a partner in the life sciences practice at Bain & Company in Boston, Massachusetts, and a manager at Price Waterhouse, Corporate Finance in London, United Kingdom, and Vienna, Austria. Dr. Skvarka has served as Executive Chairman of DEM Biopharma, Inc. since March 2022, as a member of the Board of Directors of Monte Rosa Therapeutics, Inc. (Nasdaq: GLUE) since March 2023, and as Executive Chairman of GentiBio, Inc. from June 2022 to November 2022. Dr. Skvarka holds an M.B.A. from Harvard Business School and a Ph.D. in Economics from the University of Economics in Slovakia. We believe Dr. Skvarka is qualified to serve on our Board due to his operational, strategic, and financial experience in the biopharmaceutical industry.
Continuing Members of the Board
Class I Directors (terms to expire at the 2024 Annual Meeting of Stockholders)
The current members of our Board who are Class I directors are as follows:

Name	Age	Served as a Director Since	Position with Zentalis
Kimberly Blackwell, M.D.	54	2020	Class I Director, Chief Executive Officer
Enoch Kariuki, Pharm.D.	41	2021	Class I Director
The biographical information about the Class I directors is set forth below.
Kimberly Blackwell, M.D.
Kimberly Blackwell, M.D., has served as our Chief Executive Officer since May 2022 and as a member of our Board since July 2020. Prior to joining Zentalis as Chief Executive Officer, Dr. Blackwell served as the Chief Medical Officer of Tempus Labs, Inc., a technology company advancing precision medicine through the practical application of artificial intelligence in healthcare, a position she held from March 2020 to May 2022. From March 2018 to March 2020, Dr. Blackwell served as the Vice President of Early-Stage Oncology and Immuno-oncology at Eli Lilly and Company (NYSE: LLY), where she led clinical teams advancing early phase therapeutics. From June 2000 to March 2018, Dr. Blackwell was a Professor at Duke University, where she oversaw the women’s cancer program. Dr. Blackwell has been serving as a member of the Board of Directors of Monte Rosa Therapeutics, Inc. (Nasdaq: GLUE) since May 2020, as a member of the Board of Directors of Century Therapeutics, Inc. (Nasdaq: IPSC) since June 2021, and as a member of the Board of Directors of Fore Biotherapeutics, Inc., a private precision oncology company, since September 2021. Dr. Blackwell received an M.D. from Mayo Medical School and a B.A. in Bioethics from Duke University. We believe Dr. Blackwell’s extensive experience in life sciences, including advancing oncology in academic and commercial institutions and in preclinical and clinical settings, qualifies her to serve on our Board.
Enoch Kariuki, Pharm.D.

Enoch Kariuki, Pharm.D., has served as a member of our Board since February 2021. Dr. Kariuki is currently serving as a general partner at Velosity Capital, a position he has held since March 2021. Previously, from June 2021 to January 2022, Dr. Kariuki served as Chief Executive Officer of Lengo Therapeutics, Inc., or Lengo, a precision oncology company that was acquired by Blueprint Medicines Corporation (Nasdaq: BPMC). Prior to Lengo, Dr. Kariuki served as Chief Financial Officer of VelosBio Inc., an oncology-focused biopharmaceutical company, from July 2020 until its acquisition by Merck & Co., Inc. (NYSE: MRK), or Merck, in December 2020. From June 2018 to February 2020, Dr. Kariuki served as Senior Vice President, Corporate Development at Synthorx, Inc., a clinical stage biotechnology company that was acquired by Sanofi (Nasdaq: SNY). From 2014 to April 2018, Dr. Kariuki served as Vice President at H.I.G. Capital, a private equity and alternative assets investment firm. Dr. Kariuki served as a member of the Board of Directors and Chairperson of the Audit Committee of Imago Biosciences, Inc., a biopharmaceutical company, from February 2021 until it was acquired by Merck in January 2023. Dr. Kariuki received an M.B.A. from the Tuck School of Business at Dartmouth and a Pharm.D. from Texas Southern University. We believe Dr. Kariuki’s experience as a senior financial executive at large and small commercial and clinical-stage life sciences companies qualifies him to serve on our Board.
Class II Directors (terms to expire at the 2025 Annual Meeting of Stockholders)
The current members of our Board who are Class II directors are as follows:

Name	Age	Served as a Director Since	Position with Zentalis
Cam Gallagher	53	2014	Class II Director, President
Karan Takhar	32	2017	Class II Director
The biographical information about the Class II directors is set forth below.
Cam Gallagher
Cam Gallagher has served as our President since May 2022 and as a member of our Board since our founding in December 2014. Mr. Gallagher served as the Chief Business Officer at Immusoft Corp, a preclinical gene therapy company, from April 2018 to May 2022, and has been serving as a member of its Board of Directors since December 2022. From October 2016 to June 2019, Mr. Gallagher served as the Head of Corporate Development and as a member of the Board of Directors of Oncternal Therapeutics, Inc. (Nasdaq: ONCT), a clinical stage, oncology biopharmaceutical company, and from 2014 to 2016, he served as the Chief Business Officer and as a member of the Board of Directors of RetroSense Therapeutics, LLC, a gene therapy company, until its acquisition by Allergan plc. Mr. Gallagher has served as the Chief Business Officer of Kalyra Pharmaceuticals, Inc., or Kalyra, since July 2013. Mr. Gallagher has been a member of the Board of Directors of Ocuphire Pharma, Inc. (Nasdaq: OCUP), a clinical stage ophthalmology company, since November 2020 and currently serves as Chairman of the Board of Directors. Mr. Gallagher has also served as a member of the Board of Directors of Healios K.K. (TSE: 4593) from March 2022 to March 2023, as a member of the Board of Directors of selectIon, Inc. since July 2018, as a managing member of Recurium IP Holdings, LLC, or Recurium IP, since October 2017, and as managing director of Nerveda, LLC, a life science seed fund he co-founded, since September 2007. He also served as a member of the Board of Directors of Ray Therapeutics, Inc., a biotechnology company specializing in optogenetics gene therapies, since February 2021, and as a member of the Board of Directors of VelosBio Inc., an oncology-focused biopharmaceutical company, from December 2017 until its acquisition by Merck & Co., Inc. (NYSE: MRK) in December 2020. In addition, Mr. Gallagher has served on the Board of the Moores Cancer Center at UC San Diego Health since May 2019. Mr. Gallagher received an M.B.A. from the University of San Diego and a B.S. in Business Administration from Ohio University. We believe Mr. Gallagher’s deep operational and transactional experience and expertise in the life sciences industry qualifies him to serve on our Board.
Karan Takhar
Karan Takhar has served as a member of our Board since December 2017. Mr. Takhar currently serves as Senior Managing Director and head of Life Sciences investing at Matrix Capital Management Company, L.P., or Matrix, an investment fund focused on technology and life sciences, a position he has held since February 2021. From August 2013 to January 2021, Mr. Takhar held roles of increasing responsibility at Matrix, including the role of Managing Director from January 2017 to January 2021. Mr. Takhar has served as a member of the Board of Directors of Aura Biosciences, Inc. (Nasdaq: AURA) since March 2021. Mr. Takhar also currently serves as a member of the Boards of Directors of numerous private companies, including Bardavon Health Innovations LLC, Encoded Therapeutics Inc., ElevateBio LLC, Koneksa Health Inc., Palleon Pharmaceuticals Inc. and Kalyra. Mr. Takhar received a B.S. in Economics and Mathematics from the Massachusetts Institute of Technology. We believe Mr. Takhar’s broad operational and transactional experience as an investor in the life sciences industry qualifies him to serve on our Board.

Board Diversity Matrix

Board Diversity Matrix (As of [•], 2023)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	0	0
Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board, or the Audit Committee, has appointed Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Ernst & Young is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young also served as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2024. Even if the appointment of Ernst & Young is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board

The Board unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company's independent registered public accounting firm. The Company’s management has the primary responsibility for the preparation, presentation, and integrity of the Company’s financial statements and reporting processes, including its systems of internal controls. The Audit Committee oversees the Company’s financial reporting process on behalf of, and in partnership with, the Company’s Board of Directors and provides advice with respect to the Company’s risk evaluation and mitigation processes. The Audit Committee’s functions are more fully described in its charter, which is available on the Company's website at ir.zentalis.com/corporate-governance/documents-charters.
The Audit Committee has reviewed and discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission (“SEC”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence.
In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Company’s Board of Directors that the audited consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed by the Company with the SEC.
Respectfully submitted,

The Audit Committee of the Board of Directors

Enoch Kariuki, Pharm.D. (Chairperson)
David Johnson
Jan Skvarka, Ph.D.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Ernst & Young, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit and other services:

Fee Category	2022	2021
Audit Fees	$980,000	$1,210,000
Audit-Related Fees	30,000	50,000
Tax Fees	24,000	—
All Other Fees	—	—
Total Fees	$1,034,000	$1,260,000

Audit Fees
Audit fees consist of fees billed for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements.
Audit-Related Fees
Audit-related fees were primarily incurred for accounting consultations.
Tax Fees
Tax fees consist of aggregate fees for tax advice and tax planning services.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy, or the Pre-Approval Policy, that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee, or a specific pre-approval, or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy, or a general pre-approval. Unless a type of service to be provided by Ernst & Young has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

PROPOSAL 3: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO UPDATE THE EXCULPATION PROVISION WITH RESPECT TO CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY RECENT AMENDMENTS TO THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
General
As part of its continuing review of our corporate governance standards and practices, the Board unanimously approved and declared advisable, subject to stockholder approval, an amendment, or the Amendment, to the Company’s Certificate of Incorporation to update the current exculpation and liability provisions in Article Seventh of our Certificate of Incorporation to reflect developing law. The form of the proposed Certificate of Amendment to our Certificate of Incorporation setting forth the Amendment, which would be filed with the Secretary of State of the State of Delaware, or the Delaware Secretary of State, if Proposal 3 is approved by stockholders, is attached to this Proxy Statement as Appendix A.
Effective August 1, 2022, Section 102(b)(7) of the General Corporation Law of the State of Delaware, or the DGCL, was amended, or Amended 102(b)(7), to enable a corporation to include in its certificate of incorporation a provision exculpating certain corporate officers from liability for breach of the fiduciary duty of care in certain circumstances. Previously, Section 102(b)(7) of the DGCL provided for exculpation for directors only. Amended 102(b)(7) allows for the exculpation of certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, Amended 102(b)(7) does not permit a corporation to exculpate covered officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Under Amended 102(b)(7), the officers who may be exculpated include a person who (i) is the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) is or was identified in the corporation's public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation, or (iii) has consented to services of process in Delaware by written agreement, or collectively, the Covered Officers.
Effect of the Amendment
The proposed Amendment would allow for the exculpation of our officers to the fullest extent permitted by the DGCL. As described above, this means that the proposed Amendment would allow for the exculpation of Covered Officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, the Amendment would not limit the liability of officers for any breach of the duty of loyalty to the corporation or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.
Rationale for Adoption of the Amendment
In approving the Amendment and recommending it for approval by our stockholders, the Board considered the narrow class and type of claims to which Amended 102(b)(7) applies, the limited number of officers that are covered by Amended 102(b)(7) and the benefits the Board believes would accrue to the Company from providing officer exculpation including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs. For these reasons, the Board determined that it is advisable and in the best interests of the Company and our stockholders to amend Article Seventh of our Certificate of Incorporation to add the liability protection afforded by Amended 102(b)(7) for Covered Officers.
The foregoing description of the proposed Amendment is a summary and is qualified by the full text of the proposed Amendment as set forth in the form of Certificate of Amendment attached to this Proxy Statement as Appendix A.
If our stockholders approve the Amendment, our Board has authorized our officers to file the Certificate of Amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the Amendment at the Annual Meeting, and the Amendment would become effective upon acceptance by the Delaware Secretary of State.
If our stockholders do not approve the Amendment, the Company’s current exculpation provisions relating to directors will remain in place, and the Certificate of Amendment will not be filed with the Delaware Secretary of

State. However, even if our stockholders approve the Amendment, our Board retains discretion under Delaware law not to implement it.
Vote Required
This proposal requires the affirmative vote of the holders of a majority of the Common Stock outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the effect of votes against this proposal.
Recommendation of the Board

The Board unanimously recommends a vote FOR the Amendment of our Certificate of Incorporation to update the exculpation provision with respect to certain officers of the Company as permitted by recent amendments to the General Corporation Law of the State of Delaware.

PROPOSAL 4: APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and Rule 14a-21 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, we request that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Compensation Discussion and Analysis” set forth below in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.
Rule 14a-21 under the Exchange Act also requires that stockholders have the periodic opportunity to cast an advisory vote with respect to whether future named executive officer compensation advisory votes will be held every one, two or three years. At the Company's 2022 Annual Meeting of Stockholders, stockholders voted to hold an advisory vote every year.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, by a non-binding advisory vote, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion.”
We believe that our compensation programs and policies for the year ended December 31, 2022 were an effective incentive for the achievement of our goals, were aligned with stockholders’ interest and are worthy of stockholder support. Additional details concerning how we structure our compensation programs are provided in the section titled “Compensation Discussion and Analysis” set forth below in this Proxy Statement. In particular, we discuss how we design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between compensation and Company performance.
This vote is merely advisory and will not be binding upon us, our Board or the Compensation Committee of the Board, or the Compensation Committee, nor will it create or imply any change in the duties of us, our Board or our Compensation Committee. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board

The Board unanimously recommends a vote FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Kimberly Blackwell, M.D. (1)	54	Chief Executive Officer and Director
Cam Gallagher (2)	53	President and Director
Carrie Brownstein, M.D. (3)	53	Chief Medical Officer
Kevin Bunker, Ph.D. (4)	51	Chief Scientific Officer
Melissa Epperly (5)	45	Chief Financial Officer and Treasurer
Andrea Paul (6)	42	General Counsel and Corporate Secretary
Iris Roth, Ph.D. (7)	53	Chief Operating Officer

(1)Dr. Blackwell's biography is included under "Proposal 1: Election of Directors—Continuing Members of the Board—Class I Directors" above.
(2)Mr. Gallagher's biography is included under "Proposal 1: Election of Directors—Continuing Members of the Board—Class II Directors" above.
(3)Dr. Brownstein has served as our Chief Medical Officer since October 2022. Prior to joining Zentalis, Dr. Brownstein served as the Chief Medical Officer of Cellectis S.A. (Nasdaq: CLLS) from April 2020 to September 2022. From March 2017 to April 2020, she held roles of increasing responsibility at Celgene Corporation, a pharmaceutical company, serving as the Executive Director Strategy Lead for Myeloid Disease from March 2017 to July 2017, and as the Vice President of Global Clinical Research and Development from July 2017 to April 2020. Celgene Corporation was acquired by Bristol-Myers Squibb Company (NYSE: BMY) prior to Dr. Brownstein's departure in April 2020. From August 2012 to March 2017, Dr. Brownstein served as the Executive Director of Clinical Sciences, Oncology at Regeneron Pharmaceuticals, Inc. (Nasdaq: REGN) Dr. Brownstein currently serves as a member of the Board of Directors of Shattuck Labs, Inc. (Nasdaq: STTK), a position she has held since October 2021. Prior to her career in the biopharmaceutical industry, Dr. Brownstein practiced medicine as a pediatric oncologist within notable institutions, including New York Presbyterian Columbia University, Memorial Sloan Kettering Cancer Center and Mount Sinai Medical Center. She received her B.A. from the University of Michigan and her M.D. from Tufts University School of Medicine.
(4)Dr. Bunker has served as our Chief Scientific Officer since September 2022, and served as our Chief Operating Officer from 2015 to September 2022. Dr. Bunker serves as Chief Scientific/Operations Officer of Kalyra, a small molecule drug discovery and development company, a position he has held since founding the company in 2011. Dr. Bunker also currently serves as a member of the Boards of Directors of Kalyra and Zentera Therapeutics, our joint venture in China, or Zentera, and has served as a managing member of Recurium IP Holdings, LLC, or Recurium IP, since 2017. From 2006 to 2011, prior to founding Kalyra, Dr. Bunker was part of the medicinal chemistry department at Pfizer Inc. (NYSE: PFE), including as a Senior Scientist, where he made meaningful contributions to Pfizer Inc.’s drug discovery research group in La Jolla, California. Dr. Bunker received his B.S. in chemistry from Arizona State University and his Ph.D. in Organic Chemistry from the University of California, San Diego under the direction of Professor Joseph O'Connor. He also held a post-doctorate position as a research associate at The Scripps Research Institute under the direction of Professor Dale Boger.
(5)Ms. Epperly has served as our Chief Financial Officer and Treasurer since September 2019. From June 2018 to August 2019, Ms. Epperly served as Chief Financial Officer at PsiOxus Therapeutics Ltd (now known as Akamis Bio Ltd), a clinical-stage gene therapy cancer company, where she led the company’s financial operations. Prior to joining Akamis Bio Ltd, Ms. Epperly served as Chief Financial Officer and head of Business Development at R-Pharm US LLC, a commercial-stage oncology company, from October 2015 to June 2018, where she led the company’s financial operations and business development activities. From 2012 to 2015, Ms. Epperly served as a Director at Anchorage Capital Group, L.L.C., a credit-focused hedge fund. Previously, Ms. Epperly was a Vice President at Goldman Sachs in equity research in New York and London, a management consultant with Bain & Company, and a healthcare investment banker at Morgan Stanley. Ms. Epperly currently serves on the Boards of Directors of publicly traded companies, Kinnate Biopharma Inc. (Nasdaq: KNTE), Nautilus Biotechnology, Inc. (Nasdaq: NAUT) and Roivant Sciences Ltd. (Nasdaq: ROIV). She received an M.B.A. from Harvard Business School and a B.A. in Biochemistry and Economics from the University of Virginia.
(6)Ms. Paul has served as our General Counsel and Corporate Secretary since August 2022. From May 2021 to July 2022, Ms. Paul served as General Counsel and Corporate Secretary of LogicBio Therapeutics, Inc., a genomic medicine company that was acquired by AstraZeneca plc (Nasdaq: AZN) in November 2022.

From December 2017 to May 2021, she held positions of increasing responsibility at Akebia Therapeutics, Inc. (Nasdaq: AKBA), or Akebia, where she was Vice President, Legal from November 2020 to May 2021, Vice President, Legal—Corporate & Securities from February 2020 to November 2020, and Senior Corporate and Securities Counsel from December 2017 to February 2020. Prior to Akebia, Ms. Paul served as Senior Corporate Counsel at Momenta Pharmaceuticals, Inc., a publicly traded biotechnology company that was acquired by Johnson & Johnson (NYSE: JNJ) in 2020. Ms. Paul began her legal career as an associate at Sullivan and Cromwell LLP and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Ms. Paul currently chairs the Securities Law Committee of the Boston Bar Association. She received her J.D. from Harvard Law School, where she was the Managing Editor of Vol. 121 of The Harvard Law Review, and her B.A. in Art History from Columbia University.
(7)Dr. Roth has served as our as Chief Operating Officer since February 2023. Prior to joining Zentalis, Dr. Roth served as Vice President, Medicine Development Leader, Immuno-Oncology of GlaxoSmithKline (NYSE: GSK) from March 2019 to February 2023. From January 2019 to April 2019, she served as the Chief Operating Officer of Kartos Therapeutics, Inc., a privately held, clinical stage biopharmaceutical company. From 2016 to January 2019, Dr. Roth served as the Vice President, Global Medicine Leader of AstraZeneca plc (Nasdaq: AZN). Prior to AstraZeneca, Dr. Roth served as the Vice President, Program Team Leader of MyoKardia, Inc., a biopharmaceutical company that was acquired by Bristol-Myers Squibb Company (NYSE: BMY) in 2020, and also held roles of increasing responsibility at Genentech, Inc., culminating in the role of Senior Disease Area Director, Oncology. She received her B.S. in Genetics from the University of California, Berkeley and her Ph.D. in Biomedical Sciences from the University of California, San Francisco.

CORPORATE GOVERNANCE
General
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our Corporate Governance Guidelines, our Code of Business Conduct and Ethics and our current committee charters in the “Corporate Governance” section of the “Investors & Media” page of our website located at www.zentalis.com, or by writing to our Corporate Secretary at our offices at 1359 Broadway, Suite 801, New York, New York 10018.
Board Composition
Our Board currently consists of six members: David Johnson, Kimberly Blackwell, M.D., Cam Gallagher, Enoch Kariuki, Pharm.D., Jan Skvarka, Ph.D. and Karan Takhar. As set forth in our Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Vacancies on the Board are filled exclusively by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders. A director elected to fill a vacancy will hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.
Director Independence
Mr. Johnson, Dr. Kariuki, Dr. Skvarka and Mr. Takhar each qualify as “independent” in accordance with the listing requirements of The Nasdaq Stock Market, or Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq listing rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board considered information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Mr. Takhar is affiliated with one of our significant stockholders. Our Board also determined that each of the current members of our Audit Committee, Compensation Committee, and Nominating Committee satisfies the independence standards for such committee established by the SEC and Nasdaq listing requirements, as applicable. As employees of the Company, Dr. Blackwell and Mr. Gallagher are not independent. There are no family relationships among any of our directors or executive officers.
Director Candidates
The Nominating Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating Committee for candidates for election as a director. Mr. Johnson, one of our Class III director nominees, was initially recommended by an executive director. Dr. Skvarka, our other Class III director nominee, was initially recommended by a third-party search firm.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as experience serving as a board member or officer of a publicly-held company; strong finance experience; experience relevant to the Company’s industry;

relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Zentalis Pharmaceuticals, Inc., 1359 Broadway, Suite 801, New York, New York 10018. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary and Chairperson of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Corporate Secretary, Zentalis Pharmaceuticals, Inc., 1359 Broadway, Suite 801, New York, New York 10018.
Board Leadership Structure
Our Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairperson of the Board, or Chairperson, and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. We currently separate the roles of Chairperson and Chief Executive Officer, with Mr. Johnson, who is an independent director, serving as Chairperson and Dr. Blackwell serving as our Chief Executive Officer. Our Board has determined that separating the roles of Chairperson and Chief Executive Officer is best for our Company and our stockholders at this time because it reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management's performance and enhances the effectiveness of the Board as a whole. As Chairperson, Mr. Johnson presides over meetings of the Board, including executive sessions of the Board, and performs oversight responsibilities, while Dr. Blackwell, as Chief Executive Officer, is responsible for setting the strategic direction for our Company and the day-to-day leadership and performance of our Company. Mr. Johnson also may represent the Board in communications with stockholders and other stakeholders and provide input on the structure and composition of the Board. In addition, we believe the Chairperson is well-positioned to act as a bridge between management and the Board, facilitating the regular flow of information. Accordingly, we believe our current leadership structure is the optimal structure for us at this time.
However, our Board will continue to periodically review our governance structure and may make such changes in the future as it deems appropriate. During its routine review of the Board’s leadership structure, the Board and the Company consider the circumstances under which the roles of Chairperson and Chief Executive Officer could most effectively serve the Company’s and its stockholders’ interests if combined. From time to time, the Company proactively engages with stockholders throughout the year to learn their perspectives on significant issues, and intends to continue to do so, including with respect to gathering stockholder perspectives on its governance structure. If, in the future, the Chairperson is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a Lead Independent Director. If appointed, the Lead Independent Director’s responsibilities would include, but are not limited to, presiding over all meetings of the Board at which the Chairperson is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chairperson.

Our Board has three standing committees that are chaired by independent directors and consist entirely of independent directors. Our Board delegates substantial responsibilities to the committees, which then report their activities and actions back to the full Board. We believe that the independent committees of our Board and their Chairpersons promote effective independent governance. We believe this structure represents an appropriate allocation of roles and responsibilities for our Company at this time because it strikes an effective balance between management and independent leadership participation in our Board meetings.
Board Role in Risk Oversight
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including business continuity risks. The Audit Committee monitors compliance with key legal and regulatory requirements, discusses the Company’s key policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, oversees management of the Company’s financial and cybersecurity risks, and considers and approves or disapproves any related person transactions. Our Nominating Committee monitors the risks relating to our corporate governance framework and develops and recommends to the Board changes to the Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Because of the role of the Board and its committees in risk oversight, the Board believes that any Board leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to the Company’s operations. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks.
Code of Business Conduct and Ethics
We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and other employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, and persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.zentalis.com, in the “Investors & Media” section under “Corporate Governance,” or copies can be obtained by requesting them in writing from our Corporate Secretary at our New York, New York office. In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Anti-Hedging Policy
Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director or employee to no longer have the same objectives as the Company’s other stockholders.
Attendance by Members of the Board of Directors at Meetings
There were seventeen meetings of the Board during the fiscal year ended December 31, 2022. Each director attended at least 75% of the meetings of the Board and the committees of the Board on which the director served during the fiscal year ended December 31, 2022 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee).
Under our Corporate Governance Guidelines, which is available in the “Corporate Governance” section of the “Investors & Media” page of our website at www.zentalis.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. It is the practice of our Board to have a separate meeting session for the independent directors during every regularly scheduled meeting of the full Board. We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders; however, it is the practice of our Board to make every effort to attend our annual meetings of stockholders. Three out of five of our then-incumbent directors attended our 2022 Annual Meeting of Stockholders.
Committees of the Board
Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board and that is available in the “Corporate Governance” section of the “Investors & Media” page of our website located at www.zentalis.com.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
David Johnson*†	M	M	CH
Enoch Kariuki, Pharm.D.	CH
Jan Skvarka, Ph.D.*	M		M
Karan Takhar		CH	M
*    Nominated for election at the Annual Meeting. See Proposal 1.
†    Chairperson of the Board
CH    Chairperson of the Committee
M    Member of the Committee
Audit Committee
Our Audit Committee’s responsibilities include the following:
•appointing, approving the compensation of, and overseeing the independence of our independent registered public accounting firm;
•overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•reviewing and discussing with management and the independent registered public accounting firm our audited financial statements and related disclosures;
•coordinating the Board's oversight of our internal control over financial reporting, disclosure controls and procedures and Code of Business Conduct and Ethics;
•discussing our risk assessment and risk management policies;
•establishing procedures for the receipt and retention of accounting related complaints and concerns;
•meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•reviewing and approving or ratifying any related person transactions;
•periodically reviewing our investment policy; and
•preparing the audit committee report required by the SEC rules (which is included in this Proxy Statement under the header "Report of the Audit Committee of the Board of Directors").
The members of the Audit Committee are Mr. Johnson, Dr. Kariuki and Dr. Skvarka. Dr. Kariuki serves as the Chairperson of the Audit Committee. Our Board has affirmatively determined that each of Mr. Johnson, Dr. Kariuki and Dr. Skvarka is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq listing rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq listing rules. In addition, our Board has determined that each of Mr. Johnson, Dr. Kariuki and Dr. Skvarka qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq listing rules requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met five times in 2022.

Compensation Committee
Our Compensation Committee's responsibilities include the following:
•reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;
•overseeing and administering our cash and equity incentive plans;
•reviewing and making recommendations to the Board with respect to director compensation;
•reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;
•working with our Chief Executive Officer to evaluate our succession plans for the Chief Executive Officer and other executive officers; and
•preparing the annual compensation committee report, to the extent required by SEC rules.
The Compensation Committee generally considers the Chief Executive Officer’s and President's recommendations when making decisions or recommendations regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. During 2022, the Compensation Committee engaged Anderson Pay Advisors LLC, or Anderson Pay, and Alpine Rewards, LLC, collectively the Compensation Consultants, to assist in making decisions or recommendations regarding certain compensation matters, including the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed compensation assessments provided by the Compensation Consultants comparing our compensation to that of a group of peer companies within our industry and met with the Compensation Consultants to discuss our executive and non-employee director compensation and to receive input and advice. The Compensation Consultants report directly to the Compensation Committee.
The Compensation Committee has considered the adviser independence factors required by Nasdaq listing rules promulgated pursuant to Section 10C-1 of the Exchange Act as they relate to the Compensation Consultants and has determined that the work of each Compensation Consultant does not raise a conflict of interest.
The Compensation Committee may form and delegate authority under its charter to one or more subcommittees as it deems appropriate from time to time under the circumstances. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Mr. Johnson and Mr. Takhar. Mr. Takhar serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met four times in 2022.
Nominating and Corporate Governance Committee
Our Nominating Committee’s responsibilities include the following:
•identifying individuals qualified to become Board members;
•recommending to the Board other persons to be nominated for election as directors and to each Board committee;
•developing and recommending to the Board corporate governance guidelines; and
•overseeing an annual self-evaluation of the Board.
The members of our Nominating Committee are Mr. Johnson, Dr. Skvarka and Mr. Takhar. Mr. Johnson serves as the Chairperson of the Nominating Committee. The Nominating Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met three times in 2022.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section discusses the material components of the executive compensation program for our executive officers who are named in “Executive Compensation Tables—2022 Summary Compensation Table” below, whom we refer to as our “named executive officers,” and important factors relevant to an analysis of this compensation program. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and is intended to place in perspective the information presented in the following tables and the corresponding narrative.
Executive Summary
Overview
Historically, our named executive officer compensation program has reflected our growth and corporate goals. The compensation of our named executive officers has consisted of a combination of base salary, annual cash bonus, equity, and other employee benefits generally available to our employees. Our named executive officers are also entitled to certain compensation and benefits upon certain terminations of employment pursuant to their employment agreements, as described below.
For the year ended December 31, 2022, our named executive officers and their positions were as follows:

Name	Position
Kimberly Blackwell, M.D. (1)	Chief Executive Officer and Director
Cam Gallagher (2)	President and Director
Carrie Brownstein, M.D. (3)	Chief Medical Officer
Kevin Bunker, Ph.D. (4)	Chief Scientific Officer
Melissa Epperly	Chief Financial Officer and Treasurer
Andrea Paul (5)	General Counsel and Corporate Secretary
Anthony Sun, M.D. (6)	Former President, Chief Executive Officer and Chairman of the Board
(1)Dr. Blackwell was appointed as President and Chief Executive Officer on May 10, 2022, and her employment with the Company commenced on May 16, 2022. Dr. Blackwell stepped down as President upon Mr. Gallagher's appointment as President, effective May 30, 2022.
(2)Mr. Gallagher was appointed President, effective May 30, 2022.
(3)Dr. Brownstein was appointed Chief Medical Officer, effective October 3, 2022.
(4)Dr. Bunker served as the principal executive officer of the Company on an interim basis from the period between May 10, 2022 and May 16, 2022. Dr. Bunker served as Chief Operating Officer from 2015 to September 26, 2022, when he stepped down as Chief Operating Officer and assumed the role of Chief Scientific Officer.
(5)Ms. Paul was appointed General Counsel and Corporate Secretary, effective August 1, 2022.
(6)Dr. Sun resigned as President, Chief Executive Officer, a director and Chairman of the Board, effective May 10, 2022.
Our Company
We are a clinical-stage biopharmaceutical company focused on discovering and developing small molecule therapeutics targeting fundamental biological pathways of cancers. We are developing a focused pipeline of potentially best-in-class oncology candidates. Our product candidates are:
•Azenosertib (ZN-c3), a potentially first-in-class Wee1 inhibitor for advanced solid tumors and hematological malignancies;
•ZN-d5, a B-cell lymphoma 2, or BCL-2, inhibitor for hematological malignancies and related disorders; and
•A heterobifunctional degrader of BCL-xL, a member of the anti-apoptotic BCL-2 proteins, for solid tumors and hematological malignancies.

We are currently evaluating azenosertib and ZN-d5 in multiple ongoing clinical trials and conducting studies to enable an Investigational New Drug application for our BCL-xL product candidate. We also continue to use our extensive drug discovery experience and capabilities across cancer biology and medicinal chemistry, which we refer to as our Integrated Discovery Engine, to advance our ongoing research on protein degraders of undisclosed targets. We believe our product candidates are differentiated from current programs targeting similar pathways and, if approved, have the potential to significantly impact clinical outcomes of patients with cancer.
Key Compensation Decisions and Actions in 2022
In 2022, one of the primary goals of our named executive officer compensation policies and programs was to effectively link executive pay to Company performance. Specific elements of our named executive officer compensation program that demonstrate our pay-for-performance philosophy include:
•Annual adjustments to named executive officer base salaries to reflect each named executive officer's performance and contributions as well as our effort to maintain reasonable positioning relative to our peer companies.
•We provide a portion of our named executive officer compensation in the form of short-term incentive compensation (annual cash bonuses), which are based entirely on corporate performance goals established by the Board. Our executives make strategic decisions that influence the Company's annual and long-term performance, and we believe it is appropriate to reward performance against achievement of corporate performance goals.
•We provide a significant portion of our named executive officer compensation in the form of long-term incentive compensation (stock options and restricted stock units, or RSUs) that vest over time. These equity awards align the interests of our named executive officers with our stockholders, as the value received by our executives upon vesting or exercise of these awards is directly tied to the value of our stock. Specifically, stock options provide value to our named executive officers only if our stock price increases following the date of grant, directly linking the interest of our named executive officers with those of our stockholders.
The primary elements of our total direct compensation program for our named executive officers and a summary of the actions taken by the Board and/or Compensation Committee during 2022 are set forth below.

Base Salary
•In February 2022, our named executive officers, other than those named executive officers who were appointed as executive officers following such time, received base salary increases for 2022 reflecting their performance and contributions as well as to maintain reasonable positioning relating to our peer companies.
•Our named executive officers who were appointed in the course of 2022 received base salaries reflecting their experience and our desire to maintain reasonable positioning relative to our peer companies.
•We aim for total cash compensation for our named executive officers to be above the market median, placing their salary levels between the 50th and 75th percentiles of similarly-situated executives at comparable companies based on our peer group.

Short-Term Incentive Compensation - Annual Cash Bonus
•In 2022, the Board approved our 2022 corporate performance goals, each with its own weighting to reflect their importance to our business. These corporate performance goals related to clinical development, financial objectives, human capital management, our pipeline and execution of certain activities relating to our 2022 portfolio prioritization.
•In early 2023, the Compensation Committee reviewed our achievements against our 2022 corporate performance goals and determined that the Company had achieved 100% of our 2022 corporate performance goals.
•Our named executive officers’ annual cash bonuses, which were tied 100% to achievement of 2022 corporate performance goals, were paid out at 100% of target.

Long-Term Incentive Compensation - Equity
•Stock options are an important vehicle for tying executive pay to performance, because they deliver future value only if the value of our Common Stock increases above the exercise price. As a result, they provide strong incentives for our named executive officers to increase the value of our Common Stock over the long term, and they tightly align the interests of our named executive officers with those of our stockholders.
•RSUs are granted because they are less dilutive to our stockholders, as fewer shares of our Common Stock are granted to achieve an equivalent value relative to stock options, and because RSUs are an effective retention tool that maintain value even where the stock price declines following the grant date of such awards.
•In February 2022, the Compensation Committee approved annual grants of stock options and RSUs for our named executive officers, other than those named executive officers who were appointed as executive officers following such time.
•Our named executive officers who commenced employment with us in the course of 2022 received stock options and in certain cases, RSUs, in connection with their commencement of employment, as approved by the Board or the Compensation Committee.
•Dr. Bunker received stock options in connection with his promotion to Chief Scientific Officer in September 2022.
•Dr. Bunker and Ms. Epperly, who were named executive officers for the full year ended December 31, 2022, received RSUs in October 2022 as part of a broad-based program to promote employee retention.

Our Executive Compensation Practices
We endeavor to maintain sound executive compensation policies and practices consistent with our compensation philosophy for named executive officers. The following table highlights some of our compensation policies and practices applicable to named executive officers, which are structured to drive performance and align our named executive officers’ interests with our stockholders’ long-term interests:

WHAT WE DO

✓	Pay for Performance. We design our compensation program for named executive officers to align pay with Company performance.

✓
Significant Portion of Compensation is at Risk. Under our compensation program for named executive officers, a significant portion of compensation is “at risk” based on our Company performance, including annual cash bonuses and equity, to align the interests of our named executive officers and stockholders.

✓	Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors.

✓
Independent Compensation Advisors Report Directly to the Compensation Committee. The Compensation Committee engages its own independent compensation consultants to assist with making compensation decisions.

✓
Annual Market Review of Named Executive Compensation. The Compensation Committee and its compensation consultants annually assess competitiveness and market alignment of our compensation plans and practices.

✓
Multi-Year Vesting Requirements. The equity awards granted to our named executive officers vest over multi-year periods, consistent with our desire to align our named executive officers' interests with those of our stockholders, current market practice and our retention objectives.

✓
Minimize Inappropriate Risk Taking. Our compensation program for named executive officers is weighted toward long-term incentive compensation (equity) to discourage short-term risk taking, and it includes goals that are quantifiable with objective criteria, multiple performance measures, and caps on short-term incentive compensation.

✓	“Double Trigger” Change in Control Benefits. The employment agreements with our named executive officers do not include any “single trigger” change in control cash severance benefits.

✓
Competitive Peer Group. Our Compensation Committee selects our peers from biopharmaceutical companies that are similar to us with respect to market capitalization, headcount, stage of development, and geographic location, while also taking into account a number of qualitative criteria.

WHAT WE DON’T DO

X
No Special Health or Welfare Benefits for Executives. Our named executive officers participate in broad-based, company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees. Named executive officers do not have access to special benefits programs.

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Prohibition on Hedging and Pledging. Our Insider Trading Compliance Policy prohibits our employees (including our named executive officers) and directors from engaging in hedging or short-term speculative transactions involving our securities.

Compensation Philosophy and Objectives
We recognize that the ability to excel depends on the integrity, knowledge, imagination, skill, diversity and teamwork of our employees. To this end, the key objectives of our named executive officer compensation program are:
•To attract, engage and retain an executive team who will provide leadership for our future success by providing competitive total pay opportunities.
•To establish a direct link between our business results, individual named executive officer performance and total executive compensation.
•To align the interests of our named executive officers with those of our stockholders.
Compensation Determination Process
Role of the Compensation Committee
The Compensation Committee develops, reviews and approves each of the elements of our named executive compensation program. The Compensation Committee also regularly assesses the effectiveness and competitiveness of our compensation programs.
In the first quarter of each year, the Compensation Committee reviews the performance of each of our named executive officers during the previous year. At this time, the Compensation Committee also reviews our performance relative to the corporate performance goals set by the Board for the year under review and makes the final cash bonus payment determinations based on our overall corporate performance. In connection with this review, the Compensation Committee also reviews and adjusts, as appropriate, annual base salaries for our named executive officers based on the named executive officer's performance in the prior year and peer company market data, and grants, as appropriate, additional equity awards to our named executive officers and certain other eligible employees. The Compensation Committee also reviews a draft of the corporate performance goals for the current year and its feedback is reflected before the corporate performance goals are submitted to the Board for approval.
Our Compensation Committee also considers the results of the advisory, non-binding vote of our stockholders required by Section 14(a) of the Exchange Act to approve the compensation of our named executive officers disclosed in our proxy statement. We first held this vote at our 2022 annual meeting of stockholders, and based on the outcome of this vote (89.1% of votes cast approved the proposal), our stockholders significantly supported our named executive officer compensation. In addition, our stockholders voted to hold this advisory vote every year.
Role of Our Executive Officers
Our Chief Executive Officer and our President, with the assistance and support of our General Counsel and our human resources department, aids the Compensation Committee by providing annual recommendations regarding the compensation of our named executive officers (other than his or her own compensation). The Compensation Committee also, on occasion, meets with our Chief Executive Officer, President, and General Counsel to obtain recommendations with respect to our compensation programs and practices generally. The Compensation Committee considers, but is not bound to accept, the Chief Executive Officer's, President’s and General Counsel's recommendations with respect to named executive officer compensation (other than this or her own compensation).
Our Chief Executive Officer, President and General Counsel generally attend all of the Compensation Committee meetings, but the Compensation Committee also holds executive sessions that are not attended by any members of management or non-independent directors, as needed from time to time. Any deliberations or decisions regarding the compensation of our Chief Executive Officer are made without her present.
Role of Compensation Consultant and Comparable Company Information
The Compensation Committee is authorized to retain the services of third-party compensation consultants and other outside advisors, from time to time, to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.
In 2022, the Compensation Committee retained the Compensation Consultants (defined above) for guidance in making compensation decisions. Specifically, for 2022, the Compensation Committee requested the Compensation Consultants to advise it on a variety of compensation-related issues, including:

•conducting an analysis of current practices of comparable public companies to assist the Compensation Committee in developing director and executive compensation levels;
•reviewing our peer group to determine whether additional or different peer companies or groups are necessary to provide appropriate information on market practices and compensation levels;
•providing general information concerning director, executive and non-executive compensation trends and developments;
•compensation programs for directors, executives and non-executive employees; and
•stock utilization and related metrics.
The Compensation Consultants did not provide any other services to us in 2022 beyond their engagements as advisors to the Compensation Committee on compensation matters, including those listed above.
In determining to engage the Compensation Consultants, the Compensation Committee considered each Compensation Consultant’s independence, taking into consideration relevant factors, including the absence of other services provided to the Company and the amount of fees the Company paid to such Compensation Consultant as a percentage of its respective total revenue, the Compensation Consultants’ policies and procedures that are designed to prevent conflicts of interest, any business or personal relationship any individual compensation advisor has with an executive officer of the Company, any business or personal relationship any individual compensation advisor has with any member of the Compensation Committee and any stock of the Company owned by the Compensation Consultants or their individual compensation advisors. The Compensation Committee determined, based on its analysis in light of all relevant factors, including the factors listed above, that the work of each Compensation Consultant and its individual compensation advisors as compensation consultants to the Compensation Committee has not created any conflicts of interest, and that each Compensation Consultant is independent pursuant to the independence standards set forth in the Nasdaq listing rules promulgated pursuant to Section 10C-1 of the Exchange Act.
Competitive Positioning
The Compensation Committee reviews our peer group annually to reflect changes in market capitalization and other factors, including acquisitions, and revises the companies included in the peer group accordingly. For 2022, Anderson Pay assisted the Compensation Committee in identifying an appropriate peer group of companies for use as a reference when determining 2022 non-employee director and executive compensation. The peer group identified below was selected in November 2021 for purposes of setting 2022 compensation and the selection criteria identified below were measured at such date.
The identified peer group consisted of 23 life sciences companies in similar phases of development as we are with the following characteristics was selected based on the following parameters and not on the basis of executive compensation levels:

Market Capitalization
•Generally between $2B to $8B as of November 2021, representing a range of approximately 0.6x to 2.3x our market capitalization at the time the peer group was established (approximately $3.5 billion).
•Our market capitalization was positioned near the 41st percentile of the peers at the time the peer group was selected in November 2021.

Sector and Stage
•Public U.S. biopharmaceutical organizations focused on small or large molecule oncology platforms and with assets in multiple stages of development, when possible.
•Emphasis on Phase 2 to 3 companies to reflect our Phase 2 stage of development at the time the peer group was selected.

Headcount	•Generally, companies with fewer than 350 employees based on our headcount of 184 employees in November 2021.
Geographic Location	•Primarily focused on U.S. companies.
For 2022, this peer group consisted of the following companies:

Allogene Therapeutics, Inc.	Fate Therapeutics Inc.
Arcus Biosciences, Inc.	Jazz Pharmaceuticals plc
ARVINAS, Inc.	Kymera Therapeutics, Inc.
Beam Therapeutics, Inc.	Legend Biotech Corp.
Biohaven Pharmaceutical, Holding Co Ltd.	Lyell Immunopharma, Inc.
C4 Therapeutics, Inc.	Nektar Therapeutics
Celldex Therapeutics, Inc.	Relay Therapeutics, Inc.
CRISPR Therapeutics AG	Sana Biotechnology, Inc.
Cytokinetics Inc.	Springworks Therapeutics, Inc.
Denali Therapeutics Inc.	TG Therapeutics, Inc.
Erasca, Inc.	Turning Point Therapeutics, Inc.
EXELIXIS, Inc.

Our Compensation Committee reviewed the foregoing comparable company data in connection with its determinations of the 2022 base salaries, annual cash bonuses and equity awards for our named executive officers. The Compensation Committee does not, however, set base salaries, target annual cash bonuses and total company-issued equity ownership value at any specified percentile levels relative to the comparable company data. Instead, the Compensation Committee members are informed by the comparable company data and also rely on their judgment and experience in setting those compensation levels and making those awards. As a result, variations on this pay positioning occur from year to year.
We expect that the Compensation Committee will continue to review comparable company data in connection with setting the compensation we offer our named executive officers to help ensure that our compensation programs are competitive and fair.
The compensation levels of the named executive officers reflect to a significant degree the varying roles and responsibilities of such executives. As a result of the Compensation Committee’s and the Board’s assessment of each of our named executive officer’s roles and responsibilities within our Company and the market compensation data for each of these roles, there are significant compensation differentials between each of these named executive officers.
Executive Compensation Components
The following describes each component of our named executive officer compensation program, the rationale for each, and how compensation amounts are determined.
Base Salaries
In general, base salaries for our named executive officers are initially established through arm’s length negotiation at the time the executive is hired, taking into account other factors such executive’s qualifications, experience and prior salary. Base salaries for our named executive officers are determined annually by our Compensation Committee in consultation with the Compensation Consultants and our Chief Executive Officer and President (other than with respect to his or her own compensation). Adjustments to base salaries of our named executive officers are based on the scope of an executive’s responsibilities, individual contribution, prior experience, sustained performance and market compensation data. This strategy is consistent with our intent of offering compensation that is cost-effective, competitive and contingent on the achievement of performance objectives.
In February 2022, the Compensation Committee reviewed and approved the base salaries of our named executive officers (other than Dr. Blackwell, Mr. Gallagher, Dr. Brownstein and Ms. Paul, who were not yet executive officers of the Company). In connection with Dr. Blackwell's appointment as Chief Executive Officer, effective May 16, 2022, Mr. Gallagher's appointment as President, effective May 30, 2022, Dr. Brownstein's appointment as Chief Medical Officer, effective October 3, 2022, and Ms. Paul's appointment as General Counsel and Corporate Secretary, effective August 1, 2022, the Board or the Compensation Committee reviewed and approved the compensation for each such named executive officer for the balance of 2022. The following table presents the base salaries of each of our named executive officers as of the end of 2022, as approved by the Compensation Committee.

Named Executive Officer	2022 Base Salary	Percentage Increase from 2021
Kimberly Blackwell, M.D. (1)	$680,000	N/A
Cam Gallagher (2)	$560,000	64.7
Carrie Brownstein, M.D. (3)	$510,000	N/A
Kevin Bunker, Ph.D. (4)	$552,500	24.1
Melissa Epperly (5)	$487,143	16.5
Andrea Paul (6)	$450,000	N/A
Anthony Sun, M.D. (7)	$693,800	19.0
(1) On May 10, 2022, Dr. Blackwell was appointed as President and Chief Executive Officer, effective as of May 16, 2022. Dr. Blackwell received a pro-rated base salary for 2022 with respect to her period of service during the year.
(2) Mr. Gallagher was appointed as President, succeeding Dr. Blackwell in such role, effective May 30, 2022. Mr. Gallagher previously served as a non-executive employee in the role of Executive Director. In connection with his appointment as President on May 30, 2022, Mr. Gallagher's base salary of $376,200, which had been in effect since January 1, 2022, was increased to $560,000.
(3) Dr. Brownstein was appointed Chief Medical Officer, effective as of October 3, 2022. Dr. Brownstein received a pro-rated base salary for 2022 with respect to her period of service during the year.
(4) On September 26, 2022, Dr. Bunker, who previously served as Chief Operating Officer, was promoted to Chief Scientific Officer. In relation to his promotion, Dr. Bunker's base salary of $522,534, which had been in effect since January 1, 2022, was increased to $552,500.
(5) Ms. Paul was appointed as General Counsel and Corporate Secretary, effective August 1, 2022. Ms. Paul received a pro-rated base salary for 2022 with respect to her period of service during the year.
(6) Ms. Epperly's base salary set forth in the table above was effective January 1, 2022.
(7) On May 10, 2022, Dr. Sun resigned as President, Chief Executive Officer, a director and Chairman of the Board. Dr. Sun's base salary set forth in the table above had been in effect since January 1, 2022, and he received a pro-rated base salary for 2022 with respect to his period of service during the year.
The actual base salaries earned by our named executive officers for 2022 are set forth in “Executive Compensation Tables—2022 Summary Compensation Table” below.
Short-Term Incentive Compensation—Annual Cash Bonuses
Each named executive officer is also eligible for an annual cash bonus based entirely upon the achievement of pre-determined corporate performance goals approved by our Board or our Compensation Committee for a given year after consideration of recommendations and input from management and the Company’s strategic objectives. Bonus targets are established based on percentages of the executives’ respective base salaries for the relevant year, and are expected to be paid out in the first quarter of the following year. The target bonus levels and the annual cash bonuses for each of our named executive officers in 2022 were as follows:

Named Executive Officer	Target Bonus (as % of Base Salary)	Actual Annual Cash Bonus Payout
Kimberly Blackwell, M.D.	60%	$408,000
Cam Gallagher	50%	$280,000
Carrie Brownstein, M.D.	45%	$229,500
Kevin Bunker, Ph.D.	50%	$276,250
Melissa Epperly	45%	$219,214
Andrea Paul	45%	$202,500
Anthony Sun, M.D. (1)	60%	$—

(1) Dr. Sun resigned as our President, Chief Executive Officer, a director and Chairman of the Board on May 10, 2022 and received $143,702 as part of his severance benefits, which was equal to his pro-rated target bonus for 2022.
The bonus target for Dr. Sun for 2022 was increased from the target bonus level of 55% of base salary in effect for 2021. The bonus target for Dr. Bunker for 2022 was increased from the target bonus level of 45% of base salary in effect for 2021. The target bonus level of Ms. Epperly as a percentage of base salary remained unchanged from 2021.
All final bonus payments to our named executive officers are determined by our Compensation Committee. The actual bonuses, awarded in any year, if any, may be more or less than the target, depending on the achievement of corporate performance goals and may also vary based on other factors at the discretion of the Compensation Committee.
For 2022, each named executive officer was eligible for a performance bonus based entirely upon the achievement of the corporate performance goals approved by our Board for 2022 (as discussed in detail below). These 2022 corporate performance goals were used by our Compensation Committee in determining annual cash bonuses for our named executive officers as they represented those areas in which our named executive officers were expected to focus their efforts in 2022. In evaluating management’s performance against our 2022 corporate performance goals, our Compensation Committee determined to award a 2022 corporate performance goal achievement level of 100% relative to those goals.
In early 2022, the Board approved the 2022 corporate performance goals, which were subsequently amended by the Board in June 2022. The 2022 corporate performance goals, as established by the Board in June 2022, are set forth in the table below. The 2022 corporate performance goals were set at levels such that achievement was not assured at the time they were established and would require a high level of effort and execution on the part of the named executive officers and others in order to achieve the goals. The level of achievement for each category of corporate objectives could range between 0% and 125%. In evaluating management’s performance against our 2022 corporate performance goals, our Compensation Committee determined to award a corporate achievement level of 100% relative to those goals. In making this determination, the Compensation Committee employed a holistic analysis that included taking into account both the extent to which the performance goals had been achieved or exceeded, as reflected in the table below, the relative difficulty of achieving the goals that were met, and the market environment in 2022. This overall 100% achievement level was then used to determine each named executive officer’s 2022 annual cash bonus.

Goal	Allocation	Actual Level of Achievement
Clinical Development •Achieve certain clinical, translational and budgetary goals with respect to our product candidates, azenosertib (ZN-c3) and ZN-d5	50%	100%
Finance •Achieve certain budgetary goals	15%	100%
People •Create team structure to drive accountability •Achieve certain goals relating to employee retention	15%	125%
Pipeline •Achieve certain preclinical goals	10%	100%
Execute certain activities relating to the Company's publicly announced 2022 portfolio prioritization	10%	100%
Long-Term Incentive Compensation—Equity
The goals of our long-term, equity-based incentive awards are to align the interests of our named executive officers and other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued service over multiple years, our equity awards also encourage the retention of our named executive officers through the vesting period of the awards. In determining the size of the equity awards for our named executive officers, we take into account a number of internal factors, such as the relative job scope, the value of existing equity awards, individual performance history, prior contributions to us, the size of prior grants as well as comparable company information, as described below. We have had no program, plan or practice pertaining to the timing of stock option or RSU grants to named executive officers coinciding with the release of material non-public information.

We use equity awards to compensate our named executive officers both in the form of initial grants in connection with the commencement of employment and annual refresher grants. Our Compensation Committee typically approves annual equity awards during the first quarter of each year. While we intend that the majority of stock awards to our employees be made pursuant to initial grants or our annual grant program, the Compensation Committee retains discretion to make equity awards to employees at other times, including in connection with the promotion of an employee, to reward an employee, for retention purposes or for other circumstances recommended by management or the Compensation Committee.
Equity Vehicles
Our equity awards are granted under our 2020 Incentive Award Plan, or the 2020 Plan, or our 2022 Employment Inducement Incentive Award Plan, or the 2022 Inducement Plan, using a mix of stock options and RSUs to further our goal of attracting and retaining top performers and to balance the relative advantages of different instruments. We refer to the 2020 Plan and the 2022 Inducement Plan collectively as the "Equity Plans."
•Stock options are an important vehicle for tying executive pay to performance, because they deliver future value only if the value of our Common Stock increases above the exercise price. As a result, they provide strong incentives for our executive officers to increase the value of our Common Stock over the long term, and they tightly align the interests of our named executive officers with those of our stockholders.
•RSUs are granted because they are less dilutive to our stockholders, as fewer shares of our Common Stock are granted to achieve an equivalent value relative to stock options, and because RSU awards are an effective retention tool that maintain value even in cases where the share price is trading lower than our stock price at the time the award is initially granted.
The exercise price of each stock option grant is the fair market value of our Common Stock on the grant date, which is generally defined in our Equity Plans as the closing sales price of our Common Stock on the grant date as quoted by Nasdaq. Option awards generally vest over a four-year period either in equal monthly installments or 25% vests on the first anniversary of the vesting commencement date followed by vesting in equal monthly installments. RSU awards generally vest in four equal annual installments. From time to time, our Compensation Committee may, however, determine that a different vesting schedule is appropriate.
2022 Annual Equity Awards
Generally, the Compensation Committee determines the value of each named executive officer’s annual equity awards using competitive market analysis for each role prepared by the Compensation Consultants, the recommendations of our Chief Executive Officer and President based on his or her evaluation of their individual performance (except with respect to his or her own performance), the extent to which the named executive officer is currently vested in his or her equity awards, scope and criticality of the executive officer’s role and parity in targets among executives in roles of a given level.
In early 2022, the Compensation Committee approved the annual equity awards for our named executive officers in a combination of options and RSUs with approximately 60% of the value allocated in the form of options and approximately 40% of the value allocated in the form of RSUs. The annual equity awards granted to our named executive officers for 2022 are set forth in the “Executive Compensation Tables—2022 Grants of Plan-Based Awards Table” below, each of which vests over four years, with the RSUs vesting in four equal annual installments, and the stock options vesting in 48 equal monthly installments.
2022 New Hire and Promotion Awards
Generally, the Board or the Compensation Committee determines the value of each newly hired or promoted executive officer's equity award(s) using competitive market analysis for each role prepared by the Compensation Consultants, the executive officer's experience, and scope and criticality of the executive’s role and parity in targets among executives in roles of a given level.
In 2022, the Board or the Compensation Committee approved time-based stock options pursuant to either the 2020 Plan or the 2022 Inducement Plan to Dr. Blackwell, Dr. Brownstein and Ms. Paul in connection with their commencement of employment and to Mr. Gallagher and Dr. Bunker in connection with their promotions, and time-based RSUs to Mr. Gallagher in connection with his promotion and Dr. Brownstein in connection with her commencement of employment. The equity awards granted to our new hire or promoted named executive officers for 2022 are set forth in the “Executive Compensation Tables—2022 Grants of Plan-Based Awards Table” below, each of which vests over four years, with the RSUs vesting in four equal annual installments, and 25% of the stock options vesting on the first anniversary of the vesting commencement date followed by vesting in equal monthly installments. In early 2023, the Compensation Committee modified Dr. Blackwell's, Mr. Gallagher's, Dr.

Brownstein's and Ms. Paul's 2022 new hire or promotion, as applicable, time-based stock options such that they vest monthly over four years from the executive's commencement of employment (or for Mr. Gallagher, from the date of his promotion to President).
In addition, also in connection with their commencement of employment, the Board or the Compensation Committee granted performance-based stock options pursuant to either the 2020 Plan or the 2022 Inducement Plan to Dr. Blackwell and Dr. Brownstein. These performance-based stock options are set forth in the “Executive Compensation Tables—2022 Grants of Plan-Based Awards Table” below, each of which were scheduled to vest in full on the earlier of (a) U.S. Food and Drug Administration, or FDA, approval of a Zentalis product, or (b) a change in control, as defined in the 2020 Plan or the 2022 Inducement Plan, as applicable. In early 2023, the Compensation Committee modified Dr. Blackwell's and Dr. Brownstein's performance-based stock options such that they became time-based stock options which vest monthly over four years from the executive's commencement of employment.
2022 Retention RSUs
In September 2022, the Compensation Committee approved grants of RSUs to Dr. Bunker and Ms. Epperly as part of a broad-based equity program to promote employee retention. These grants of RSUs are set forth in the “Executive Compensation Tables—2022 Grants of Plan-Based Awards Table” below, each of which vests over two years, with one-third of the RSUs vesting on the first anniversary of the grant date, and the remaining two-thirds of the RSUs vesting on the second anniversary of the grant date.
For a description of certain accelerated vesting provisions applicable to the stock awards granted to our named executive officers, see “Executive Compensation Tables— Employment and Other Agreements with Our Named Executive Officers” below.
Health, Welfare, and Retirement Benefits
Health and Welfare Benefits
Our named executive officers are eligible to participate in our benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on generally the same basis as all of our other employees. We pay the premiums for term life insurance for all of our employees, including our named executive officers.
Retirement Savings
We maintain a defined contribution employee retirement plan, or 401(k) plan, for all of our employees. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code. The 401(k) plan provides that each participant may make pre-tax deferrals from his or her compensation up to the statutory limit, which is $20,500 for calendar year 2022. Participants that are 50 years or older can also make “catch-up” contributions which, in calendar year 2022, may be up to an additional $6,500 above the statutory limit. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee. Beginning in 2021, we began making matching contributions under the 401(k) plan. Company contributions to the 401(k) plan are discretionary, and contributions in the aggregate amount of $1,478,527 were made by the Company to the 401(k) plan for calendar year 2022.
Other Benefits
We do not provide significant perquisites to our named executive officers.
Post-Termination and Change in Control Benefits
Our named executive officers may become entitled to certain benefits or enhanced benefits in connection with a change in control of our company or a qualifying termination. The employment agreements with each of our named executive officers provide for accelerated vesting of all outstanding equity awards, as well as certain other benefits upon a qualifying termination in connection with a change in control of our company. In addition, the award agreements evidencing the equity awards granted to our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.
Prohibition on Certain Transactions in Zentalis Securities

Our Insider Trading Compliance Policy prohibits officers, directors and employees, and entities controlled by such individuals and members of their households, from making short sales in our equity securities, transacting in puts, calls or other derivative securities involving our equity securities, on an exchange or in any other organized market, engaging in hedging transactions, purchasing our securities on margin or pledging our securities as collateral for a loan.
Tax and Accounting Considerations
Deductibility of Executive Compensation
The Compensation Committee and our Board have considered the potential future effects of Section 162(m) of the Internal Revenue Code, or Section 162(m), on the compensation paid to our named executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for “covered employees.” While we consider the tax deductibility of each element of executive compensation as a factor in our overall compensation program, the Compensation Committee, retains the discretion to approve compensation that may not qualify for the compensation deduction if, considering all applicable circumstances, it would be in our best interest for such compensation to be paid without regard to whether it may be tax deductible.
Accounting for Stock-Based Compensation
Under Financial Accounting Standards Board's, or FASB, Accounting Standards Codification Topic 718 for stock-based compensation transactions, or ASC 718, we are required to estimate the grant date “fair value” for each grant of equity award using various assumptions. This calculation is performed for accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. ASC 718 also requires us to recognize the compensation cost of stock-based awards in our income statements over the period that an employee is required to render service in exchange for the award.
Risk Assessment of Compensation Program
In early 2023, in conjunction with our annual compensation review, management assessed our compensation program for the purpose of reviewing and considering any risks presented by our compensation policies and practices that are reasonably likely to have a material adverse effect on us. As part of that assessment, management reviewed the primary elements of our compensation program, including base salary, short-term incentive compensation and long-term incentive compensation. Management’s risk assessment included a review of the overall design of each primary element of our compensation program, and an analysis of the various design features, controls and approval rights in place with respect to compensation paid to management and other employees that mitigate potential risks to us that could arise from our compensation program. Following the assessment, management determined that our compensation policies and practices did not create risks that were reasonably likely to have a material adverse effect on us and reported the results of the assessment to our Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Annual Report on Form 10-K for the year ended December 31, 2022, filed by us with the SEC.
This report of the Compensation Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.
The foregoing report has been furnished by the Compensation Committee.
Respectfully submitted,
The Compensation Committee of the Board of Directors
Karan Takhar (Chairperson)
David Johnson

EXECUTIVE COMPENSATION TABLES
2022 Summary Compensation Table
The following table presents summary information regarding the compensation that was awarded to, earned by or paid to our named executive officers for services rendered for the years ended December 31, 2022, 2021, and 2020.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(2)	Option awards ($)(2)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Kimberly Blackwell, M.D. Chief Executive Officer (3)	2022	431,539	250,000 (1)	-	35,492,937 (4)	408,000	31,900 (5)	36,614,376
Cam Gallagher President (6)	2022	485,942	-	3,580,165	6,281,685	280,000	1,752 (7)	10,629,545
Carrie Brownstein, M.D. Chief Medical Officer (8)	2022	127,500	-	2,221,000	6,248,317 (9)	229,500	4,340 (10)	8,830,657
Kevin Bunker, Ph.D. Chief Scientific Officer (11)	2022	530,602	-	2,293,225	2,606,507	276,250	15,477 (12)	5,722,062
	2021	446,913	-	726,750	1,431,242	187,318	14,610	2,806,833
	2020	428,771	-	2,580,864 (13)	2,993,235	179,550	91,174	6,273,594
Melissa Epperly Chief Financial Officer and Treasurer	2022	487,143	-	1,973,567	1,331,038	219,214	15,285 (14)	4,026,248
	2021	419,832	-	581,400	1,144,994	175,967	14,490	2,336,683
Andrea Paul General Counsel and Corporate Secretary (15)	2022	190,385	-	-	5,813,192	202,500	8,780 (16)	6,214,856
Anthony Sun, M.D. Former President and Chief Executive Officer (17)	2022	245,511	-	3,569,431 (18)	4,091,739	-	1,191,767 (19)	9,098,448
	2021	585,243	-	1,695,750	3,339,564	299,808	14,721	5,935,085
	2020	561,232	-	8,100,645 (20)	5,986,469	287,375	108,678	15,044,399
(1)Represents a signing bonus paid to Dr. Blackwell in connection with her commencement of employment with us in May 2022.
(2)Represents the grant date fair value of stock and option awards granted in the applicable fiscal year. In accordance with SEC rules, this column reflects the aggregate fair value of the awards granted to the named executive officers computed as of the applicable grant date in accordance with the FASB ASC 718. Assumptions used in the calculation of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 1, 2023. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon the vesting or exercise of the awards or the sale of the Common Stock underlying such awards.
(3)Dr. Blackwell joined the Company as Chief Executive Officer in May 2022.
(4)Includes the grant date fair value of the performance-based stock option award granted to Dr. Blackwell in May 2022, assuming achievement of full performance, and excluding the effect of forfeitures. We determined the fair value of the award using a Black-Scholes model and assumptions consistent with those reported in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 1, 2023. Such award was modified in January 2023 to convert it into a time-based award, as discussed in “Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Compensation—Equity.”

(5)For Dr. Blackwell, includes: (i) a cellular phone plan allowance of $700, (ii) group term life insurance premiums paid by the Company of $340, (iii) 401(k) plan matching contributions paid by the Company of $13,725, and (iv) fees of $17,135 paid by the Company under its Director Compensation Programs (as defined below) for Dr. Blackwell's service as a non-employee director prior to the commencement of her employment with the Company in May 2022.
(6)Mr. Gallagher became the Company's President in May 2022.
(7)For Mr. Gallagher, includes: (i) a cellular phone plan allowance of $1,200, and (ii) group term life insurance premiums paid by the Company of $552.
(8)Dr. Brownstein joined the Company as Chief Medical Officer in October 2022.
(9)Includes the grant date fair value of the performance-based stock option award granted to Dr. Brownstein in October 2022, assuming achievement of full performance, and excluding the effect of forfeitures. We determined the fair value of the award using a Black-Scholes model and assumptions consistent with those reported in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 1, 2023. Such award was modified in January 2023 to convert it into a time-based award, as discussed in “Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Compensation—Equity.”
(10)For Dr. Brownstein, includes: (i) a cellular phone plan allowance of $200, (ii) group term life insurance premiums paid by the Company of $127, and (iii) 401(k) plan matching contributions paid by the Company of $4,013.
(11)From 2015 to September 2022, Dr. Bunker was the Company's Chief Operating Officer and was promoted to become the Company's Chief Scientific Officer in September 2022.
(12)For Dr. Bunker, includes: (i) a cellular phone plan allowance of $1,200, (ii) group term life insurance premiums paid by the Company of $552, and (iii) 401(k) plan matching contributions paid by the Company of $13,725.
(13)For Dr. Bunker for 2020, includes 628,571 shares of restricted stock granted to Dr. Bunker by Zentera, on April 22, 2020, with a grant date fair value of $223,771. As previously disclosed, as of May 2020, we held a greater than 50.0% equity interest in Zentera; as of December 31, 2022, we held a 40.3% equity interest in Zentera. Dr. Bunker serves as a member of the Board of Directors of Zentera.
(14)For Ms. Epperly, includes: (i) a cellular phone plan allowance of $1,200, (ii) group term life insurance premiums paid by the Company of $360, and (iii) 401(k) plan matching contributions paid by the Company of $13,725.
(15)Ms. Paul joined the Company as General Counsel and Corporate Secretary in August 2022.
(16)For Ms. Paul, includes: (i) a cellular phone plan allowance of $500, (ii) group term life insurance premiums paid by the Company of $102, and (iii) 401(k) plan matching contributions paid by the Company of $8,178.
(17)Dr. Sun resigned as the Company's President and Chief Executive Officer effective May 2022.
(18)Includes $916,256, which represents the incremental fair value of award modifications to Dr. Sun’s outstanding restricted stock awards which awards were issued upon conversion of unvested Class B common units in connection with our conversion from a Delaware limited liability company to a Delaware corporation in connection with our initial public offering, which completed in April 2020, or the Conversion RSAs. The award modifications were in connection with Dr. Sun's termination of employment pursuant to his Release Agreement, which is described further below, as computed in accordance with ASC 718.
(19)For Dr. Sun, includes: (i) a cellular phone plan allowance of $500, (ii) group term life insurance premiums paid by the Company of $212, (iii) 401(k) plan matching contributions paid by the Company of $6,600, and (iv) a lump sum cash severance payment in the amount of $1,184,455 in accordance with Dr. Sun's Release Agreement.
(20)For Dr. Sun for 2020, includes 2,514,286 shares of restricted stock granted to Dr. Sun by Zentera on April 22, 2020, with a grant date fair value of $895,085. Dr. Sun serves as Chief Executive Officer of Zentera. As previously disclosed, as of May 2020, we held a greater than 50.0% equity interest in Zentera; as of December 31, 2022, we held a 40.3% equity interest in Zentera.

2022 Grants of Plan-Based Awards
The following table sets forth summary information regarding grants of plan-based awards made to our named executive officers during the year ended December 31, 2022. All equity awards set forth in the following table were granted under our 2020 Plan, unless otherwise disclosed below.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Approval Date	Grant Date	Type of Award	Threshold ($)	Target ($)	Maximum ($)
Kimberly Blackwell, M.D.	—	—	Annual Cash Bonus	204,000	408,000	469,200	—	—	—	—	—
	5/16/2022	5/16/2022	New Hire - Option (3)	—	—	—	—	—	1,708,809	24.41	28,260,690
	5/16/2022	5/16/2022	Performance Option (4)	—	—	—	427,202	—	—	24.41	7,232,247
Cam Gallagher	—	—	Annual Cash Bonus	140,000	280,000	322,000	—	—	—	—	—
	2/10/2022	2/10/2022	Annual Grant - RSU (5)	—	—	—	—	8,203	—	—	431,560
	2/10/2022	2/10/2022	Annual Grant - RSU (6)	—	—	—	—	7,595	—	—	399,753
	2/10/2022	2/10/2022	Annual Grant - Option (7)	—	—	—	—	—	19,245	52.61	665,537
	5/20/2022	5/30/2022	Promotion - RSU (5)	—	—	—	—	111,072	—	—	2,749,032
	5/20/2022	5/30/2022	Promotion - Option (3)	—	—	—	—	—	333,218	24.75	5,616,148
Carrie Brownstein, M.D.	—	—	Annual Cash Bonus	114,750	229,500	263,925	—	—	—	—	—
	8/30/2022	10/3/2022	New Hire - RSU (5)(8)	—	—	—	—	100,000	—	—	2,221,000
	8/30/2022	10/3/2022	New Hire - Option (3)(8)	—	—	—	—	—	300,000	22.21	4,691,092
	8/30/2022	10/3/2022	Performance Option (4)(8)	—	—	—	100,000	—	—	22.21	1,557,225
Kevin Bunker, Ph.D.	—	—	Annual Cash Bonus	138,125	276,250	317,688	—	—	—	—	—
	2/10/2022	2/10/2022	Annual Grant - RSU (5)	—	—	—	—	22,481	—	—	1,182,725
	2/10/2022	2/10/2022	Annual Grant - Option (7)	—	—	—	—	—	52,745	52.61	1,824,043
	9/12/2022	10/3/2022	Special Grant - RSU (9)	—	—	—	—	50,000	—	—	1,110,500
	9/12/2022	10/3/2022	Promotion Grant - Option (10)	—	—	—	—	—	50,000	22.21	782,464
Melissa Epperly	—	—	Annual Cash Bonus	109,607	219,214	252,097	—	—	—	—	—
	2/10/2022	2/10/2022	Annual Grant - RSU (5)	—	—	—	—	16,405	—	—	863,067
	2/10/2022	2/10/2022	Annual Grant - Option (7)	—	—	—	—	—	38,489	52.61	1,331,038
	9/12/2022	10/3/2022	Special Grant - RSU (9)	—	—	—	—	50,000	—	—	1,110,500
Andrea Paul	—	—	Annual Cash Bonus	101,250	202,500	232,875	—	—	—	—	—
	7/20/2022	8/1/2022	New Hire - Option (3)(8)	—	—	—	—	—	290,500	28.82	5,813,192
Anthony Sun, M.D.	—	—	Annual Cash Bonus	—	—	—	—	—	—	—	—
	2/10/2022	2/10/2022	Annual Grant - RSU (11)	—	—	—	—	50,431	—	—	2,653,175
	2/10/2022	2/10/2022	Annual Grant - Option (12)	—	—	—	—	—	118,319	52.61	4,091,738
	—	5/10/2022	Restricted Stock Awards (13)	—	—	—	—	—	—	—	916,256

(1)Represents the threshold, target and maximum annual cash bonus payouts pursuant to our 2022 annual cash bonus program, as described above. Actual amounts paid to each named executive officer under our 2022 annual cash bonus program are included in the “Non-equity incentive plan compensation” column of "—2022 Summary Compensation Table" above.
(2)Represents the grant date fair value of stock and option awards granted in the applicable fiscal year. In accordance with SEC rules, this column reflects the aggregate fair value of the awards granted to the named executive officers computed as of the applicable grant date in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 1, 2023. This amount does not reflect the actual economic value that will be realized by the named executive officers upon the vesting or exercise of the awards or the sale of the Common Stock underlying such awards.
(3)At the date of grant, each of these stock options had a four-year vesting schedule, with 25% of the underlying shares vesting on the first anniversary of the named executive officer's start date (or for Mr. Gallagher, the date of his promotion to President), and 1/48th of the stock options vesting on each monthly anniversary during the three years thereafter until the stock options became fully vested, subject to the named executive officer’s continued employment or service through the applicable vesting dates. In January 2023, the vesting schedules of these stock options were modified such that the stock options will vest over four years in equal monthly installments commencing on the named executive officer's start date (or for Mr. Gallagher, the date of his promotion to President), subject to the named executive officer's continued employment or service through the applicable vesting dates. In addition, our employment agreements with our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.
(4)Represents stock options that were originally scheduled to vest in full on the earlier of (a) FDA approval of a Zentalis product, or (b) a change in control, as defined in the 2020 Plan or the 2022 Inducement Plan, as applicable. The grant date fair value of these performance-based stock options assumes achievement of full performance and excludes the effect of forfeitures. We determined the fair value of the awards using a Black-Scholes model and assumptions consistent with those reported in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 1, 2023. Such awards were modified in January 2023 to convert to time-based option awards, as discussed in "Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Compensation—Equity.” In addition, the employment agreements with our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.
(5)Represents RSUs which will vest in four equal installments on each of the first four anniversaries of the grant date, subject to the individual's continued employment or service through the applicable vesting dates. In addition, the employment agreements with our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.
(6)Represents RSUs granted to Mr. Gallagher which vest in full on the first anniversary of the grant date, subject to Mr. Gallagher's continued employment or service through such date. In addition, the employment agreements with our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.

(7)Represents stock options which will vest over four years in 48 equal monthly installments until the stock options are fully vested, subject to the individual’s continued employment or service through the applicable vesting dates. In addition, the employment agreements with our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.
(8)Granted under our 2022 Inducement Plan.
(9)Represents RSUs which will vest over two years, with one-third of the RSUs vesting on the first anniversary of the grant date, and the remaining two-third of the RSUs vesting on the second anniversary of the grant date, subject to the individual's continued employment or service through the applicable vesting dates. In addition, the employment agreements with our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.

(10)Represents stock options granted to Dr. Bunker in connection with his promotion from Chief Operating Officer to Chief Scientific Officer, and which will vest over four years, with one-quarter of the stock options vesting on the first anniversary of the grant date, and 1/48th of the stock options vesting on each monthly anniversary during the three years thereafter until the stock options became fully vested, subject to the Dr. Bunker's continued employment or service through the applicable vesting dates. In addition, the employment agreements with our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.
(11)Represents RSUs which will vest in four equal installments on each of the first four anniversaries of the grant date. Pursuant to his Release Agreement, as described further below, the vesting schedule of the RSUs granted to Dr. Sun on February 10, 2022 was modified such that the RSUs will continue to vest in accordance with the original vesting schedule (provided that the RSUs will vest in full no later than February 11, 2023). For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.

(12)Represents stock options which will vest over four years in 48 equal monthly installments until the stock options are fully vested. Pursuant to his Release Agreement, as described further below, the vesting schedule of the stock options granted to Dr. Sun on February 10, 2022 was modified such that the stock options will continue to vest in accordance with the original vesting schedule (provided that the stock options will vest in full no later than February 11, 2025), and Dr. Sun will be able to exercise his vested stock options until May 10, 2025. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.
(13)The amount reported represents the incremental fair value of award modifications to Dr. Sun’s outstanding restricted stock awards in connection with his termination of employment pursuant to his Release Agreement, which is described further below, as computed in accordance with ASC 718.

Outstanding Equity Awards at Fiscal Year-End
following table sets forth specified information regarding the outstanding equity awards held by our named executive officers at December 31, 2022. All equity awards set forth in the following table were granted under our 2020 Plan, unless otherwise disclosed below.

	Option Awards						Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)(1)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)
Kimberly Blackwell, M.D.	5/16/2022	—	1,708,809 (3)	—	24.41	5/15/2032	—	—
	5/16/2022	—	—	427,202	24.41	5/15/2032	—	—
	6/4/2021	15,000 (4)	—	—	52.25	6/3/2031	—	—
	7/1/2020	31,000 (5)	7,000 (5)	—	47.80	6/30/2030	—	—
Cam Gallagher	5/30/2022	—	333,218 (3)	—	24.75	5/29/2032	—	—
	5/30/2022	—	—	—	—	—	111,072 (6)	2,236,990
	2/10/2022	4,009 (7)	15,236 (7)	—	52.61	2/9/2032	—	—
	2/10/2022	—	—	—	—	—	7,595 (8)	152,963
	2/10/2022	—	—	—	—	—	8,203 (9)	165,208
	2/11/2021	12,031 (7)	14,219 (7)	—	38.76	2/10/2031	—	—
	2/11/2021	15,000 (4)	—	—	38.76	2/10/2031	—	—
	2/11/2021	—	—	—	—	—	6,562 (9)	132,159
	4/2/2020	50,000 (10)	25,000 (10)	—	18.00	4/1/2030	—	—
	4/2/2020	20,000 (4)	—	—	18.00	4/1/2030	—	—
	12/3/2019	—	—	—	—	—	7,321 (11)	147,445
Carrie Brownstein, M.D.	10/3/2022	—	300,000 (3)(12)	—	22.21	10/2/2032	—	—
	10/3/2022	—	—	100,000 (12)	22.21	10/2/2032	—	—
	10/3/2022	—	—	—	—	—	100,000 (12)(13)	2,014,000
Kevin Bunker, Ph.D.	10/3/2022	—	50,000 (10)	—	22.21	10/2/2032	—	—
	10/3/2022	—	—	—	—	—	50,000 (14)	1,007,000
	2/10/2022	10,988 (7)	41,757 (7)	—	52.61	2/9/2032	—	—
	2/10/2022	—	—	—	—	—	22,481 (9)	452,767
	2/11/2021	25,781 (7)	30,469 (7)	—	38.76	2/10/2031	—	—
	2/11/2021	—	—	—	—	—	14,062 (9)	283,209
	4/2/2020	166,666 (10)	83,334 (10)	—	18.00	4/1/2030	—	—
	12/3/2019	—	—	—	—	—	10,981 (11)	221,157
Melissa Epperly	10/3/2022	—	—	—	—	—	50,000 (14)	1,007,000
	2/10/2022	8,018 (7)	30,471 (7)	—	52.61	2/9/2032	—	—
	2/10/2022	—	—	—	—	—	16,405 (9)	330,937
	2/11/2021	20,625 (7)	24,375 (7)	—	38.76	2/10/2031	—	—
	2/11/2021	—	—	—	—	—	11,250 (9)	226,575
	4/2/2020	66,666 (10)	33,334 (10)	—	18.00	4/1/2030	—	—
	9/10/2019	—	—	—	—	—	24,401 (11)	491,436
Andrea Paul	8/1/2022	—	290,500 (3)(12)	—	28.82	7/31/2032	—	—
Anthony Sun, M.D. (15)	2/10/2022	24,649 (7)	93,670 (7)	—	52.61	2/9/2032	—	—
	2/10/2022	—	—	—	—	—	50,431 (9)	1,015,680
	2/11/2021	60,156 (7)	71,094 (7)	—	38.76	2/10/2031	—	—
	2/11/2021	—	—	—	—	—	32,812 (9)	660,834
	4/2/2020	333,333 (10)	166,667 (10)	—	18.00	4/1/2030	—	—
	12/3/2019	—	—	—	—	—	36,601 (11)	737,144

(1)When granted, the stock options were scheduled to vest and become exercisable in full on the earlier of (a) FDA approval of a Zentalis product, or (b) a change in control, as defined in the 2020 Plan or the 2022 Inducement Plan, as applicable. Such awards were modified in January 2023 to convert to time-based stock option awards, as discussed in "Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Compensation—Equity.” In addition, the employment agreements with our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.
(2)The market value per share was calculated based on the closing price per share of our Common Stock on December 30, 2022 ($20.14), the last trading day of 2022.
(3)When granted, the stock options were scheduled to vest and become exercisable with respect to 25% of the underlying shares on the one-year anniversary of the individual's start date (or for Mr. Gallagher, the date of his promotion to President), and with respect to the balance of the shares, in consecutive equal monthly installments over the following thirty-six months, subject to the individual’s continued employment or service through the applicable vesting dates. Such awards were modified in January 2023 to vest in forty-eight equal installments on each monthly anniversary of the named executive officer's start date (or for Mr. Gallagher, the date of his promotion to President), as discussed in "Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Compensation—Equity.” In addition, the employment agreements with our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.
(4)The stock options vest and become exercisable in twelve consecutive equal monthly installments on each monthly anniversary of the grant dates, subject to the individual’s continued employment or service through the applicable vesting dates. In addition, the employment agreements with our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.

(5)The stock options vest and become exercisable in thirty-six consecutive equal monthly installments on each monthly anniversary of the grant date, subject to Dr. Blackwell’s continued employment or service through the applicable vesting dates. In addition, the employment agreements with our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.

(6)Represents RSUs granted to Mr. Gallagher in connection with his appointment as President of the Company. The RSUs will vest in four equal installments on each of the first four anniversaries of the grant date, subject to Mr. Gallagher’s continued employment or service through the applicable vesting dates. In addition, the employment agreement with Mr. Gallagher provides for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.

(7)The stock options vest and become exercisable in forty-eight consecutive equal monthly installments on each monthly anniversary of the grant dates, subject to the individual’s continued employment or service through the applicable vesting dates. In addition, the employment agreements with our named executive officers (or, for Dr. Sun, his Release Agreement) provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.
(8)Represents RSUs granted to Mr. Gallagher which vest in full on the first anniversary of the grant date, subject to Mr. Gallagher’s continued employment or service through the vesting date. In addition, the employment agreements with our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.

(9)Represents RSUs which vest in four equal installments on each of the first four anniversaries of the grant date, subject to the individual’s continued employment or service through the applicable vesting dates. In addition, the employment agreements with our named executive officers (or, for Dr. Sun, his Release Agreement) provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.

(10)The stock options vest and become exercisable with respect to 25% of the underlying shares on the one-year anniversary of the grant date and with respect to the balance of the shares in consecutive equal monthly installments over the following thirty-six months, subject to the individual’s continued employment or service through the applicable vesting dates. In addition, the employment agreements with our named executive officers (or, for Dr. Sun, his Release Agreement) provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.
(11)Represents Conversion RSAs, which are described further above, which vest in equal monthly installments and will vest in full on September 6, 2023. In addition, the employment agreements with our named executive officers (or, for Dr. Sun, his Release Agreement) and the award agreements evidencing the Conversion RSAs provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.
(12)Granted under our 2022 Inducement Plan.

(13)Represents RSUs which vest in four equal installments on each of the first four anniversaries of Dr. Brownstein's start date, subject to Dr. Brownstein’s continued employment or service through the applicable vesting dates. In addition, the employment agreement with Dr. Brownstein provides for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.

(14)Represents RSUs which will vest over two years, with one-third of the RSUs vesting on the first anniversary of the grant date, and the remaining two-third of the RSUs vesting on the second anniversary of the grant date, subject to the individual's continued employment or service through the applicable vesting dates. In addition, the employment agreements with our named executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.

(15)Pursuant to his Release Agreement, Dr. Sun’s outstanding equity awards will continue to vest in accordance with the vesting schedules applicable to such awards (provided that Dr. Sun’s outstanding RSUs will vest no later than February 11, 2023 and Dr. Sun’s outstanding stock options will vest no later than February 11, 2025). In addition, Dr. Sun will be able to exercise his vested stock options until May 10, 2025. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.

Option Exercises and Stock Vested
The following table sets forth information regarding option exercises and stock awards that vested during 2022 with respect to our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Kimberly Blackwell, M.D.	—	—	5,000	135,100
Cam Gallagher	—	—	7,188	367,594
Carrie Brownstein, M.D.	—	—	—	—
Kevin Bunker, Ph.D.	—	—	4,688	239,744
Melissa Epperly	—	—	40,599	1,901,564
Andrea Paul	—	—	—	—
Anthony Sun, M.D.	—	—	10,938	559,369
(1)The value realized is based on the closing price of our Common Stock on the vesting date as reported on The Nasdaq Stock Market multiplied by the number of RSUs vested.
Employment and Other Agreements with Our Named Executive Officers
Below are written descriptions of our employment agreements with each of our named executive officers. Each of our named executive officer’s employment is “at will” and may be terminated at any time. Additionally, below is a description of the Release Agreement entered into with Dr. Sun upon his termination of employment in May 2022.
Employment Agreement with Dr. Blackwell
Through our subsidiary, Zeno Management, Inc., or Zeno Management, we have entered into an Employment Agreement with Dr. Blackwell setting forth the terms of her employment as our Chief Executive Officer. Dr. Blackwell’s employment agreement was most recently amended and restated effective February 28, 2023.
Pursuant to her employment agreement, if we terminate Dr. Blackwell’s employment other than for cause (as defined below) or Dr. Blackwell terminates her employment for good reason (as defined below), she is entitled to the following payments and benefits, subject to her timely execution and non-revocation of a general release of claims in favor of the Company and her continued compliance with the restrictive covenants set forth in her employment agreement:
1.Her fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which she is entitled;
2.A payment equal to 18 months of her then-current base salary, payable in a lump sum 60 days following the termination date;
3.A payment equal to her prorated target annual bonus for the year in which the termination date occurs, payable in a lump sum 60 days following the termination date; and
4.Payment of the COBRA premiums for her and her eligible dependents for 18 months following her termination date.
In the event such termination occurs within 18 months following a change in control (as defined in the 2020 Plan), Dr. Blackwell will be entitled to a lump-sum payment equal to 150% of her full target bonus for the year in which the termination occurs in lieu of the amount referenced in item 3 above. In the event of such termination at any time following a change in control, all of Dr. Blackwell’s stock awards will immediately vest in full. In addition, in the event a change in control occurs and an excise tax is imposed by reason of the application of Sections 280G and 4999 of the Internal Revenue Code as a result of any compensatory payments made to Dr. Blackwell in connection with such change in control, Dr. Blackwell will be entitled to an additional payment in an amount that will offset, on an after tax basis, the effect of any excise tax imposed upon her.
In the event we terminate Dr. Blackwell’s employment for cause, she terminates her employment without good reason, or upon her death or permanent disability, she is entitled to receive only her fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which she is entitled.
Employment Agreement with Mr. Gallagher
Zeno Management has entered into an employment agreement with Mr. Gallagher setting forth the terms of his employment as our President. Mr. Gallagher’s employment agreement was most recently amended and restated effective February 28, 2023.
Pursuant to his employment agreement, if we terminate Mr. Gallagher’s employment other than for cause (as defined below) or Mr. Gallagher terminates his employment for good reason (as defined below), he is entitled to the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims in favor of the Company and his continued compliance with the restrictive covenants set forth in his employment agreement:
1.His fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled;
2.A payment equal to 12 months of his then-current base salary, payable in a lump sum 60 days following the termination date;
3.A payment equal to his prorated target annual bonus for the year in which the termination date occurs, payable in a lump sum 60 days following the termination date; and
4.Payment of the COBRA premiums for him and his eligible dependents for 12 months following his termination date.
In the event such termination occurs within 18 months following a change in control (as defined in the 2020 Plan), Mr. Gallagher will be entitled to a lump-sum payment equal to his full target bonus for the year in which the termination occurs in lieu of the amount referenced in item 3 above. In the event of such termination at any time following a change in control, all of Mr. Gallagher’s stock awards will immediately vest in full. In addition, in the event a change in control occurs and an excise tax is imposed by reason of the application of Sections 280G and 4999 of the Internal Revenue Code as a result of any compensatory payments made to Mr. Gallagher in connection with such change in control, Mr. Gallagher will be entitled to an additional payment in an amount that will offset on an after tax basis, the effect of any excise tax imposed upon him.
In the event we terminate Mr. Gallagher’s employment for cause, he terminates his employment without good reason, or upon his death or permanent disability, he is entitled to receive only his fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled.
Employment Agreement with Dr. Brownstein
Zeno Management has entered into an employment agreement with Dr. Brownstein setting forth the terms of her employment as our Chief Medical Officer. Dr. Brownstein’s employment agreement was most recently amended and restated effective February 28, 2023.
Pursuant to her employment agreement, if we terminate Dr. Brownstein’s employment other than for cause (as defined below) or Dr. Brownstein terminates her employment for good reason (as defined below), she is entitled to the following payments and benefits, subject to her timely execution and non-revocation of a general release of claims in favor of the Company and her continued compliance with the restrictive covenants set forth in her employment agreement:

1.Her fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which she is entitled;
2.A payment equal to 12 months of her then-current base salary, payable in a lump sum 60 days following the termination date;
3.A payment equal to her prorated target annual bonus for the year in which the termination date occurs, payable in a lump sum 60 days following the termination date; and
4.Payment of the COBRA premiums for her and her eligible dependents for 12 months following her termination date.
In the event such termination occurs within three months prior to, or within 18 months following, a change in control (as defined in the 2020 Plan), Dr. Brownstein will be entitled to a payment equal to her full target bonus for the year in which the termination occurs, in lieu of the amount referenced in item 3 above. In the event of such termination within three months prior to, or at any time following, a change in control, all of Dr. Brownstein’s stock awards will vest in full as of the later of (1) her termination date, or (2) the date of the change in control. In addition, in the event a change in control occurs and an excise tax is imposed by reason of the application of Sections 280G and 4999 of the Internal Revenue Code as a result of any compensatory payments made to Dr. Brownstein in connection with such change in control, Dr. Brownstein will be entitled to an additional payment in an amount that will offset on an after tax basis, the effect of any excise tax imposed upon her.
In the event we terminate Dr. Brownstein’s employment for cause, she terminates her employment without good reason, or upon her death or permanent disability, she is entitled to receive only her fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which she is entitled.
Employment Agreement with Dr. Bunker
Zeno Management has entered into an employment agreement with Dr. Bunker setting forth the terms of his employment as our Chief Scientific Officer. Dr. Bunker’s employment agreement was most recently amended and restated effective February 28, 2023.
Pursuant to his employment agreement, if we terminate Dr. Bunker’s employment other than for cause (as defined below) or Dr. Bunker terminates his employment for good reason (as defined below), he is entitled to the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims in favor of the Company and his continued compliance with the restrictive covenants set forth in his employment agreement:
1.His fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled;
2.A payment equal to 12 months of his then-current base salary, payable in a lump sum 60 days following the termination date;
3.A payment equal to his prorated target annual bonus for the year in which the termination date occurs, payable in a lump sum 60 days following the termination date; and
4.Payment of the COBRA premiums for him and his eligible dependents for 12 months following his termination date.
In the event such termination occurs within 18 months following a change in control (as defined in the 2020 Plan), Dr. Bunker will be entitled to a lump-sum payment equal to his full target bonus for the year in which the termination occurs in lieu of the amount referenced in item 3 above. In the event of such termination at any time following a change in control, all of Dr. Bunker’s stock awards will immediately vest in full. In addition, in the event a change in control occurs and an excise tax is imposed by reason of the application of Sections 280G and 4999 of the Internal Revenue Code as a result of any compensatory payments made to Dr. Bunker in connection with such change in control, Dr. Bunker will be entitled to an additional payment in an amount that will offset on an after tax basis, the effect of any excise tax imposed upon him.
In the event we terminate Dr. Bunker’s employment for cause, he terminates his employment without good reason, or upon his death or permanent disability, he is entitled to receive only his fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled.

Employment Agreement with Ms. Epperly
Zeno Management has entered into an employment agreement with Ms. Epperly setting forth the terms of her employment as our Chief Financial Officer. Ms. Epperly’s employment agreement was most recently amended and restated effective February 28, 2023.
Pursuant to Ms. Epperly’s employment agreement, if we terminate her employment other than for cause (as defined below) or Ms. Epperly terminates her employment for good reason (as defined below), she is entitled to the following payments and benefits, subject to her timely execution and non-revocation of a general release of claims in favor of the Company and her continued compliance with the restrictive covenants set forth in her employment agreement:
1.Her fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which she is entitled;
2.A payment equal to 9 months of her then-current base salary, payable in a lump sum 60 days following the termination date;
3.A payment equal to her prorated target annual bonus for the year in which the termination date occurs, payable in a lump sum 60 days following the termination date; and
4.Payment of the COBRA premiums for her and her eligible dependents for 9 months following her termination date.
In the event such termination occurs within 18 months following a change in control (as defined in the 2020 Plan), the references to 9 months in items 2 and 4 above will be increased to 12 months, and Ms. Epperly will be entitled to a lump-sum payment equal to her full target bonus for the year in which the termination occurs in lieu of the amount referenced in item 3 above. In the event of such termination at any time following a change in control, all of Ms. Epperly’s stock awards will immediately vest in full. In addition, in the event a change in control occurs and an excise tax is imposed by reason of the application of Sections 280G and 4999 of the Internal Revenue Code as a result of any compensatory payments made to Ms. Epperly in connection with such change in control, Ms. Epperly will be entitled to an additional payment in an amount that will offset on an after tax basis, the effect of any excise tax imposed upon her.
In the event we terminate Ms. Epperly’s employment for cause, she terminates her employment without good reason, or upon her death or permanent disability, she will be entitled to receive only her fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which she is entitled.
Employment Agreement with Ms. Paul
Zeno Management has entered into an employment agreement with Ms. Paul setting forth the terms of her employment as our General Counsel and Corporate Secretary. Ms. Paul’s employment agreement was most recently amended and restated effective February 28, 2023.
Pursuant to Ms. Paul’s employment agreement, if we terminate her employment other than for cause (as defined below) or Ms. Paul terminates her employment for good reason (as defined below), she is entitled to the following payments and benefits, subject to her timely execution and non-revocation of a general release of claims in favor of the Company and her continued compliance with the restrictive covenants set forth in her employment agreement:
1.Her fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which she is entitled;
2.A payment equal to 9 months of her then-current base salary, payable in a lump sum 60 days following the termination date;
3.A payment equal to her prorated target annual bonus for the year in which the termination date occurs, payable in a lump sum 60 days following the termination date; and
4.Payment of the COBRA premiums for her and her eligible dependents for 9 months following her termination date.
In the event such termination occurs within 18 months following a change in control (as defined in the 2020 Plan), the references to 9 months in items 2 and 4 above will be increased to 12 months, and Ms. Paul will be entitled to a lump-sum payment equal to her full target bonus for the year in which the termination occurs in lieu of the amount referenced in item 3 above. In the event of such termination at any time following a change in control, all of Ms. Paul’s stock awards will immediately vest in full. In addition, in the event a change in control occurs and an excise tax is imposed by reason of the application of Sections 280G and 4999 of the Internal Revenue Code as a result of any compensatory payments made to Ms. Paul in connection with such change in control, Ms. Paul will be entitled to an additional payment in an amount that will offset on an after tax basis, the effect of any excise tax imposed upon her.
In the event we terminate Ms. Paul’s employment for cause, she terminates her employment without good reason, or upon her death or permanent disability, she will be entitled to receive only her fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which she is entitled.
Employment Agreement and Release Agreement with Dr. Sun
Prior to his termination of employment, Zeno Management was party to an employment agreement with Dr. Sun setting forth the terms of his employment as President and Chief Executive Officer. Dr. Sun's employment agreement was most recently amended and restated effective October 1, 2020.
Dr. Sun's employment agreement provided that if his employment was terminated other than for cause (as defined below) or Dr. Sun terminated his employment for good reason (as defined below), he would be entitled to the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims in favor of the Company and his continued compliance with the restrictive covenants set forth in his employment agreement:
1.His fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled;
2.A payment equal to 12 months of his then-current base salary, payable in a lump sum 60 days following the termination date;
3.A payment equal to his prorated target annual bonus for the year in which the termination date had occurred, payable in a lump sum 60 days following the termination date; and
4.Payment of the COBRA premiums for him and his eligible dependents for 12 months following his termination date.
In the event such termination had occurred within 18 months following a change in control (as defined in the 2020 Plan), the references to 12 months in items 2 and 4 above would have been increased to 18 months, and Dr. Sun would have been entitled to a lump-sum payment equal to 150% of his full target bonus for the year in which the termination had occurred in lieu of the amount referenced in item 3 above. In the event of such termination at any time following a change in control, all of Dr. Sun’s stock awards would have immediately vested in full.
On May 10, 2022, in connection with Dr. Sun's resignation, Zeno Management and the Company entered into a Release Agreement with Dr. Sun, wherein Zeno Management and the Company agreed to provide Dr. Sun with certain severance benefits, including a lump sum payment equal to 18 months' base salary ($1,040,753) plus his prorated target bonus for 2022 ($143,702), and 18 months of continued payment of COBRA premiums at the Company's expense. During the year ended December 31, 2022, the Company paid zero dollars in COBRA costs on Dr. Sun's behalf.
In addition, pursuant to the Release Agreement, Dr. Sun’s outstanding equity awards will continue to vest in accordance with the vesting schedules applicable to such awards (provided that Dr. Sun’s outstanding RSUs will vest no later than February 11, 2023, and Dr. Sun’s outstanding stock options will vest no later than February 11, 2025). In addition, Dr. Sun will be able to exercise his vested stock options until May 10, 2025. As of December 31, 2022, the value of Dr. Sun’s outstanding Zentalis RSUs and restricted stock was $2,413,658, calculated by multiplying the 83,243 RSUs and 36,601 restricted stock awards held as of such date by $20.14, the closing price of our Common Stock on December 30, 2022, the last trading day of 2022, and the in-the-money value of Dr. Sun’s unvested outstanding options was $356,667, calculated by multiplying the number of unvested options by the amount by which $20.14, the closing price of our Common Stock on December 31, 2022, exceeds the exercise price of such options. For additional information regarding the outstanding equity held by Dr. Sun, see the “—Outstanding Equity Awards at Fiscal-Year End” table above.
Defined Terms Applicable to Named Executive Officer Employment Agreements

For purposes of the employment agreements with our named executive officers, “cause” means any of the following: (1) the unauthorized use or disclosure of confidential information or trade secrets of the Company or its affiliates or any material breach of a written agreement between the executive and the Company or any affiliate, including without limitation a material breach of any employment, confidentiality, non-compete, non-solicit or similar agreement; (2) the commission of, indictment for or the entry of a plea of guilty or nolo contendere to a felony under the laws of the United States or any state thereof or any crime involving dishonesty or moral turpitude (or any similar crime in any jurisdiction outside the United States); (3) gross negligence or willful misconduct or willful or repeated failure or refusal to substantially perform assigned duties; (4) any act of fraud, embezzlement, material misappropriation or dishonesty committed by the executive against the Company or its affiliates; or (5) any misconduct (including acts, omissions or statements that constitute misconduct) which the Company reasonably determines to be materially detrimental or damaging to the reputation, operations, prospects or business relations of the Company or its affiliates.
“Good reason” means the occurrence of any of the following without the executive’s written consent: (1) a change in position or responsibilities that represents a substantial reduction in position or responsibilities as in effect immediately prior thereto; the assignment of any duties or responsibilities that are materially inconsistent with such position or responsibilities; or any removal from or failure to reappoint or reelect the executive to any of such positions, including, for Dr. Blackwell and Mr. Gallagher, his or her position as a member of our Board or the Board of Directors of Zeno Management, except in connection with the termination of the executive’s services for cause, as a result of his or her permanent disability (as defined in the applicable employment agreement) or death, or by the executive other than for good reason; (2) for Dr. Brownstein, a change in her reporting line to anyone other than the Chief Executive Officer or the Board; (3) a material reduction in annual base salary, or for Dr. Brownstein, any reduction in her target bonus percentage; (4) the requirement that the executive be based at any place outside a 50-mile radius of his or her then-current place of employment with the Company prior to any such relocation, except for reasonably required travel on the company business; or (5) any material breach by the Company or any affiliate of its obligations to the executive under any applicable employment or services agreement between the executive and the Company or such affiliate.
Restrictive Covenant Obligations
Pursuant to their employment agreements, each of our named executive officers is subject to covenants prohibiting solicitation of employees and consultants for one year following termination and a perpetual non-disparagement covenant, in addition to obligations under our standard proprietary information and inventions assignment agreement.
Potential Payments Upon Termination or Change in Control
The following table summarizes the potential payments to our named executive officers (other than Dr. Sun, whose employment with the Company terminated on May 10, 2022 and whose severance termination payments and benefits are described above under "—Employment Agreement and Release Agreement with Dr. Sun") in the scenarios listed in the table below. The table assumes that the termination of employment or change in control, as applicable, occurred on December 31, 2022. The value of the accelerated vesting of stock and option awards was computed using $20.14, which was the price of our Common Stock at December 30, 2022, which was the last trading day of 2022 (less, in the case of option awards, the exercise price per share of such option awards). Change in control is referred to as "CIC" in the table below.

Triggering Event	Cash Severance ($)(1)	Accelerated Options ($)(2)	Accelerated RSUs/Restricted Stock ($)(3)	Health Benefits ($)(4)	Total ($)
Kimberly Blackwell, M.D.
Involuntary Termination Without Cause/Resignation for Good Reason Apart from a CIC	1,428,000	—	—	52,875	1,480,875
Death/Disability	—	—	—	—	—
Involuntary Termination Without Cause/Resignation for Good Reason in Connection with a CIC	1,632,000	—	—	52,875	1,684,875
CIC Only (Continued Employment)	—	—	—	—	—
Cam Gallagher
Involuntary Termination Without Cause/Resignation for Good Reason Apart from a CIC	840,000	—	—	35,250	875,250
Death/Disability	—	—	—	—	—
Involuntary Termination Without Cause/Resignation for Good Reason in Connection with a CIC	840,000	53,500	2,834,765	35,250	3,763,515
CIC Only (Continued Employment)	—	—	—	—	—
Carrie Brownstein, M.D.
Involuntary Termination Without Cause/Resignation for Good Reason Apart from a CIC	739,500	—	—	35,250	774,750
Death/Disability	—	—	—	—	—
Involuntary Termination Without Cause/Resignation for Good Reason in Connection with a CIC	739,500	—	2,014,000	35,250	2,788,750
CIC Only (Continued Employment)	—	—	—	—	—
Kevin Bunker, Ph.D.
Involuntary Termination Without Cause/Resignation for Good Reason Apart from a CIC	828,750	—	—	35,250	864,000
Death/Disability	—	—	—	—	—
Involuntary Termination Without Cause/Resignation for Good Reason in Connection with a CIC	828,750	178,335	1,964,133	35,250	3,006,468
CIC Only (Continued Employment)	—	—	—	—	—
Melissa Epperly
Involuntary Termination Without Cause/Resignation for Good Reason Apart from a CIC	584,572	—	—	9,018	593,590
Death/Disability	—	—	—	—	—
Involuntary Termination Without Cause/Resignation for Good Reason in Connection with a CIC	706,358	71,335	2,055,408	12,024	2,845,124
CIC Only (Continued Employment)	—	—	—	—	—
Andrea Paul
Involuntary Termination Without Cause/Resignation for Good Reason Apart from a CIC	540,000	—	—	26,437	566,437
Death/Disability	—	—	—	—	—
Involuntary Termination Without Cause/Resignation for Good Reason in Connection with a CIC	652,500	—	—	35,250	687,750
CIC Only (Continued Employment)	—	—	—	—	—
(1)Represents lump sum cash severance payable upon a termination without cause or a resignation for good reason pursuant to the named executive officers’ employment agreements. For Dr. Blackwell, represents 18 months’ base salary plus prorated target bonus (increased to 150% of her target bonus in the event of such a termination within 18 months following a change in control). For Mr. Gallagher and Dr. Bunker, represents 12 months’ base salary plus prorated target bonus (increased to full target bonus in the event of such a termination within 18 months following a change in control). For Dr. Brownstein, represents 12 months' base salary plus prorated target bonus (increased to full target bonus in the event of such a termination within three months prior to, or within 18 months following, a change in control). For Ms. Epperly and Ms. Paul, represents 9 months’ base salary plus prorated target bonus (increased to 12 months' base salary and full target bonus in the event of such a termination within 18 months following a change in control).
(2)The value attributable to the accelerated options represents the excess of the fair market value of our Common Stock of $20.14 on December 30, 2022, the last trading day of 2022, over the exercise price of the unvested options, the vesting of which accelerates in connection with the specified event. In the event of an involuntary termination without cause or resignation for good reason following a change in control (or for Dr. Brownstein, within three months prior to, or at any time following, a change in control), all outstanding unvested option awards held by the named executive officers will vest upon such termination. Additionally, upon a change in control, the performance-based stock options granted to Dr. Blackwell and Dr. Brownstein in May 2022 and October 2022, respectively, would vest in full. Such awards were modified in January 2023 to convert to time-based stock option awards, as discussed in "Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Compensation—Equity.”
(3)Represents the aggregate value of the accelerated vesting of RSU awards and restricted stock awards, calculated by multiplying the fair market value of our Common Stock of $20.14 on December 30, 2022, the last trading day of 2022, by the number of RSUs and shares of restricted stock, the vesting of which accelerates in connection with the applicable triggering event. In the event of an involuntary termination without cause or resignation for good reason following a change in control, all outstanding RSU and restricted stock awards held by the named executive officers will vest upon such termination.
(4)Represents the value of the continuation of health benefits for the period corresponding to the period for which the named executive officer will receive cash severance benefits following the date of the named executive officer’s termination.
CEO Pay Ratio
Zentalis’ compensation and benefits philosophy and the overall structure of our compensation and benefit programs encourage and reward all employees who contribute to our success. We strive to ensure that the pay of our employees reflects the level of their job impact and responsibilities and is competitive within our peer group. Compensation rates are set using market data from our peer group as well as taking into account other factors, including individual qualifications, experience and job scope. As required by the Dodd-Frank Act, we are required to disclose the median of the annual total compensation of our employees (except for our principal executive officer), the annual total compensation of our principal executive officer, and the ratio of these two amounts.
We had three different principal executive officers during the fiscal year ended 2022: our current Chief Executive Officer, Dr. Blackwell, and our two former principal executive officers, Dr. Sun and Dr. Bunker. In a Chief Executive Officer, or CEO, transition year, the SEC rules provide two options in calculating the CEO pay ratio: combining the CEOs' compensation as shown in "—2022 Summary Compensation Table" or using the individual serving as CEO on the date we selected to identify the median employee and annualizing the compensation.
In accordance with SEC rules, in determining the annual total compensation of our principal executive officer for purposes of calculating the pay ratio, we selected Dr. Blackwell, who was our CEO on December 31, 2022, which is the date we selected to identify the "median employee." For purposes of determining our pay ratio, we determined Dr. Blackwell’s annual total compensation for 2022 was $36,868,280, which, as required by the SEC rules, is calculated based off of Dr. Blackwell’s total compensation as set forth in “—2022 Summary Compensation Table” above, provided that her base salary, and any other components of her cash compensation that were pro-rated to reflect her partial year of employment, have been annualized.
To identify the median of the annual total compensation of all our employees, we used the following reasonable assumptions, estimates, methodologies and adjustments as necessary and in accordance with SEC rules:
•We selected December 31, 2022, which is within the last three months of the fiscal year ended 2022, as the date upon which we would identify the “median employee.”
•We identified our median employee by examining the total annual compensation for all employees (excluding Dr. Blackwell), which included: base salary, signing bonus (if any), target annual bonus amount, the grant date fair value of equity grants, and other compensation such as 401(k) matching contributions, group term life insurance premiums paid by the Company and cellular phone plan allowances. This calculation of total annual compensation is consistent with the methodology used to prepare our 2022 Summary Compensation Table.
•We annualized the base salary and target bonus amounts of all permanent employees who were hired in 2022 but did not work the entire year. However, we did not perform adjustments to the compensation paid to our part-time employees to calculate what they would have been paid on a full-time basis.
•We captured all full-time, part-time and temporary employees as of December 31, 2022.
•No cost-of-living adjustments or other adjustments were made.

After identifying this median compensated employee, we calculated the total annual compensation for this median employee by using the same methodology we use for our named executive officers as disclosed in the 2022 Summary Compensation Table. The annual total compensation (determined as described above) of our CEO, Dr. Blackwell, was $36,868,280 for 2022. The annual total compensation of our median compensated employee, excluding Dr. Blackwell, was $418,807 for 2022, resulting in a ratio of 88:1 for 2022. This ratio and annual total compensation amounts are reasonable estimates that have been calculated using methodologies and assumptions permitted by SEC rules. Given that assumptions, estimates, methodologies, and adjustments that companies may apply to determine their pay ratio may differ, this information should not be used as a basis for comparison between different companies.
It is worth noting that Dr. Blackwell’s 2022 annual total compensation, as reported in the 2022 Summary Compensation Table, included $35,492,937 for the grant date fair value of two stock option awards that were granted to Dr. Blackwell in May 2022 in connection with her commencement of employment and have an exercise price of $24.41 per share. Dr. Blackwell’s new hire equity awards are substantially greater in value than the annual equity awards that we expect Dr. Blackwell will receive on an ongoing basis. Therefore, this inflates Dr. Blackwell’s disclosed annual total compensation beyond what she will actually receive annually on an ongoing basis assuming that, on a go-forward basis, she will only receive ordinary course annual equity awards. Excluding Dr. Blackwell's new hire stock option grants and adding in the grant date fair value of the annual equity awards granted to Dr. Sun (the Company's former Chief Executive Officer) in 2022, Dr. Blackwell’s total annualized compensation for 2022 would have been $8,120,257. If we correspondingly exclude 2022 new hire equity grants from the calculation of the annual total compensation of our median compensated employee for consistency with the adjustments made to Dr. Blackwell's 2022 annual total compensation in the prior sentence (which brings the annual total compensation of our median compensated employee to $324,217), the resulting ratio would be 25:1.

Pay Versus Performance
The following table sets forth information concerning the compensation of our named executive officers for each of the fiscal years ended December 31, 2022, 2021, and 2020, and our financial performance for each such fiscal year. In this section principal executive officer is sometimes referred to as "PEO."

Year	Summary Compensation Table Total for PEO (Kimberly Blackwell)(1) ($)	Summary Compensation Table Total for PEO (Anthony Sun)(2) ($)	Summary Compensation Table Total for PEO (Kevin Bunker)(3) ($)	Compensation Actually Paid to PEO (Kimberly Blackwell)(4)(5) ($)	Compensation Actually Paid to PEO (Anthony Sun)(4)(5) ($)	Compensation Actually Paid to PEO (Kevin Bunker)(4)(5) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (4)(5) ($)	Value of Initial Fixed $100 Investment Based on:		Net (Loss) Income ($)
									Total Shareholder Return(6) ($)	Peer Group Total Shareholder Return(6) ($)
2022	36,614,376	9,098,448	5,722,062	28,604,206	(24,335,021)	($8,957,007)	7,425,326	1,777,563	87	126	(237,113,000)
2021	—	5,935,085	—	—	23,202,089	—	1,960,478	8,239,476	362	142	(166,093,000)
2020	—	15,044,399	—	—	51,719,320	—	6,403,748	16,022,547	223	142	(118,548,000)
______________________________
(1)Kimberly Blackwell was appointed as President and Chief Executive Officer of the Company on May 10, 2022 and her employment with the Company commenced on May 16, 2022.
(2)Anthony Sun resigned as President and Chief Executive Officer of the Company effective May 10, 2022.
(3)Kevin Bunker served as the PEO of the Company on an interim basis from the period between May 10, 2022 and May 16, 2022.
(4)Amounts represent compensation actually paid to our PEOs and the average compensation actually paid to our remaining named executive officers for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO(s)	Non-PEO Named Executive Officers
2022	Anthony Sun, Kevin Bunker, Kimberly Blackwell	Melissa Epperly, Cam Gallagher, Carrie Brownstein and Andrea Paul
2021	Anthony Sun	Melissa Epperly, Kevin Bunker, Alexis Pinto and Dimitris Voliotis
2020	Anthony Sun	Kevin Bunker and Alexis Pinto
The amounts reported in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO Named Executive Officers” columns do not reflect the actual compensation paid to or realized by our PEOs or our non-PEO named executive officers during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price, various accounting valuation assumptions and projected performance related to our performance awards. See "—2022 Summary Compensation Table" for certain other compensation of our PEOs and our non-PEO named executive officers for each applicable fiscal year and "—Options Exercised and Stock Vested" for the value realized by each of them upon the vesting of stock awards during 2022.
The amounts reported in the "Compensation Actually Paid" columns represent the “Total” compensation reported in the 2022 Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

Adjustments	2022				2021		2020
	Kimberly Blackwell	Anthony Sun	Kevin Bunker	Average Non-PEO Named Executive Officers	Anthony Sun	Average Non-PEO Named Executive Officers	Anthony Sun	Average Non-PEO Named Executive Officers
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$(35,492,937)	$(7,661,170)	$(4,899,732)	$(6,862,241)	$(5,035,314)	$(1,330,763)	$(14,087,114)	$(5,904,284)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	28,896,384	1,897,490	2,555,768	4,999,687	10,299,722	2,722,077	29,107,590	11,914,884
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	386,326	172,206	47,119	1,197,766	316,544	7,753,183	1,268,116
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(411,829)	(18,211,700)	(8,212,342)	(2,183,062)	11,414,924	4,253,589	10,453,548	1,742,223
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	(1,001,788)	(9,844,415)	(4,294,969)	(1,649,266)	(610,095)	317,551	3,447,714	597,860
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	—	—	—	—	—	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—	—	—	—	—	—	—
Total Adjustments	(8,010,170)	(33,433,469)	(14,679,069)	(5,647,763)	17,267,003	6,278,998	36,674,921	9,618,799
Compensation Actually Paid	$28,604,206	$(24,335,021)	$(8,957,007)	$1,777,563	$23,202,089	$8,239,476	$51,719,320	$16,022,547
(5)Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for solely service-vesting RSU and restricted stock awards, the closing price per share on the applicable year-end date(s) or, in the case of vesting dates, the closing price per share on the applicable vesting date(s); (ii) for solely service-vesting stock options, a Black-Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an expected life set equal to the remaining life of the award in the case of underwater stock options and, in the case of in-the-money options, an expected life equal to the original ratio of expected life relative to the ten year contractual life multiplied by the remaining life as of the applicable revaluation date, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%; and (iii) for performance-based stock options, the same valuation methodology as service-vesting stock options above except that the year end values are multiplied by the probability of achievement of the applicable performance objective as of the applicable date. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and prior fiscal years.
(6)For the relevant fiscal year, represents the cumulative total shareholder return, or TSR, on our Common Stock and the cumulative TSR of the Nasdaq Biotechnology Index, or the Peer Group TSR, through December 31, 2022, 2021 and 2020. TSR amounts reported in this table assume (i) an initial fixed investment of $100 on April 3, 2020 (the date of our initial public offering), (ii) our closing sales price on April 3, 2020 of $23.20 per share as the initial value of our Common Stock, and (iii) that all dividends were reinvested, although dividends have not been declared on our Common Stock.

Relationship Between Financial Performance Measures
The graphs below compare the compensation actually paid to our PEOs and the average of the compensation actually paid to our non-PEO named executive officers, with (i) our cumulative TSR, (ii) our Peer Group TSR, and (iii) our net income, in each case, for the fiscal years ended December 31, 2020, 2021 and 2022.

Compensation Actually Paid versus Total Shareholder Return
Compensation Actually Paid
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
$(10,000,000)
$(20,000,000)
$(30,000,000)
FY 2020
FY 2021
FY 2022
Total Shareholder Return
$400
$350
$300
$250
$200
$150
$100
$50
$-
Anthony Sun
Kevin Bunker
Kimberly Blackwell
Non-PEO NEO Average Compensation Actually Paid
ZENTALIS PHARMACEUTICALS, INC.
NASDAQ BIOTECHNOLOGY INDEX

Compensation Actually Paid versus Net Loss
Compensation Actually Paid
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
$(10,000,000)
$(20,000,000)
$(30,000,000)
12/31/2020
12/31/2021
12/31/2022
Net Loss
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$-
$(50,000,000)
$(100,000,000)
$(150,000,000)
$(200,000,000)
$(250,000,000)
Anthony Sun
Kevin Bunker
Kimberly Blackwell
Non-PEO NEO Average Compensation Actually Paid
Net Loss

Pay Versus Performance Tabular List
We did not use any financial performance measures to link compensation actually paid to our named executive officers for the fiscal year ended December 31, 2022 to Company performance. Instead, the compensation actually paid to our named executive officers for the fiscal year ended December 31, 2022 was based on our achievement of our corporate performance objectives for 2022. For additional discussion, please see "Compensation Discussion and Analysis—Executive Compensation Components—Short-Term Incentive Compensation—Annual Cash Bonuses" above.

DIRECTOR COMPENSATION
Director Compensation Table
The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our non-employee directors for services rendered during the year ended December 31, 2022. The compensation received by Dr. Blackwell for her service as a non-employee director prior to her transition to the role of Chief Executive Officer on May 16, 2022 is shown in “Executive Compensation Tables—2022 Summary Compensation Table” above. Mr. Gallagher was an executive director prior to his transition to the role of President on May 30, 2022 and therefore was not eligible to, and did not, receive compensation under the Company's Director Compensation Program for the year ended December 31, 2022. Mr. Gallagher's compensation for the year ended December 31, 2022 is shown in “Executive Compensation Tables—2022 Summary Compensation Table” above.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Total ($)
David Johnson	99,611	686,440	786,051
Enoch Kariuki, Pharm.D.	64,278	602,149	666,427
Jan Skvarka, Ph.D.	18,587	1,088,296	1,106,883
Karan Takhar (2)	—	—	—
(1)Represents the grant date fair value of RSUs granted in the applicable fiscal year. In accordance with SEC rules, this column reflects the aggregate fair value of the awards granted to the directors computed as of the applicable grant date in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 1, 2023. These amounts do not reflect the actual economic value that will be realized by the directors upon the vesting or exercise of the awards or the sale of the Common Stock underlying such awards.
As of December 31, 2022, the individuals listed in the table above held the following unvested equity awards: Mr. Johnson held 24,871 RSUs and 12,337 shares of restricted stock; Dr. Kariuki held 16,333 stock options and 21,817 RSUs; and Dr. Skvarka held 36,606 RSUs.
(2)Mr. Takhar waived receipt of any compensation for his service as a non-employee director during 2022 and did not hold any unvested equity awards as of December 31, 2022.
Non-Employee Director Compensation Program
We maintain a non-employee director compensation program that provides for annual retainer fees and/or long-term equity awards for our non-employee directors.
Effective March 18, 2021, the Board adopted a non-employee director compensation program, or the 2021 Director Compensation Program. Effective February 22, 2022, the Board adopted an amended non-employee director compensation program, or the 2022 Director Compensation Program, which superseded the 2021 Director Compensation Program in its entirety. Effective January 5, 2023, the Board adopted an amended non-employee director compensation program, or the 2023 Director Compensation Program, which superseded the 2022 Director Compensation Program in its entirety. The 2021 Director Compensation Program, the 2022 Director Compensation Program, and the 2023 Director Compensation Program may be referred to jointly in this Proxy Statement as the "Director Compensation Programs."
Cash Compensation
The 2022 Director Compensation Program increased the annual cash retainer for our non-employee directors to $45,000 and increased the additional annual cash retainer payable to a non-employee director serving as Chairperson of the Board or Lead Independent Director to $30,000, with all other cash compensation remaining the same as under the 2021 Director Compensation Program. The 2023 Director Compensation Program made no changes to the cash compensation for our non-employee directors.
Pursuant to, and commencing on the effective date of, the 2022 Director Compensation Program, each non-employee director, other than Mr. Takhar, received the following annual cash retainers during the year ended December 31, 2022:

Annual Cash Retainer ($)
Board of Directors:
Non-Employee Directors	45,000
Additional Retainer for Chairperson (1)	30,000
Additional Retainer for Lead Independent Director (1)	30,000
Audit Committee:
Non-Chairperson Members	10,000
Chairperson	20,000
Compensation Committee:
Non-Chairperson Members	7,500
Chairperson	15,000
Nominating and Corporate Governance Committee:
Non-Chairperson Members	5,000
Chairperson	10,000
(1)Pursuant to the terms of the Director Compensation Programs, the $30,000 cash retainer paid to the Chairperson of the Board or Lead Independent Director is in addition to the $45,000 cash retainer paid to the Chairperson of the Board or Lead Independent Director as a non-employee director, such that the chairperson of the Board or lead independent director is paid a total of $75,000 in annual retainers.
Equity Compensation
Pursuant to, and commencing on the effective date of, the 2021 Director Compensation Program, non-employee directors who were newly appointed or elected to the Board until the effective date of the 2022 Director Compensation Program, received an initial grant of options to purchase 42,000 shares of our Common Stock upon initial election to the Board, vesting over three years in three equal annual installments on each of the first three anniversaries of the date of grant. In addition, on the date of our 2021 Annual Meeting of Stockholders, each non-employee director, other than Mr. Takhar, received (1) an annual grant of options to purchase 15,000 shares of our Common Stock (22,500 shares of our Common Stock for any non-employee director serving as Chairperson of the Board or Lead Independent Director), vesting over 12 months following the date of grant, and (2) an annual grant of 5,000 RSUs (7,500 RSUs for any non-employee director serving as Chairperson of the Board or Lead Independent Director), vesting on the first to occur of (A) the first anniversary of the grant date or (B) the next occurring annual meeting of our stockholders.
Pursuant to, and commencing on the effective date of, the 2022 Director Compensation Program, non-employee directors who were newly appointed or elected to the Board until the effective date of the 2023 Director Compensation Program received an initial grant of RSUs covering a number of shares of our Common Stock determined by dividing (1) $1,000,000 by (2) the average closing price per share of the Company's Common Stock for the 30 calendar days preceding the date of grant, vesting in three equal annual installments on each of the first three anniversaries of the date of grant. In addition, on the date of our 2022 Annual Meeting of Stockholders, each non-employee director, other than Mr. Takhar, received an annual grant of RSUs covering a number of shares of our Common Stock determined by dividing (1) $500,000 (which amount is increased to $570,000 for any non-employee director serving as Chairperson of the Board or Lead Independent Director), by (2) the average closing price per share of the Company’s Common Stock for the 30 calendar days preceding the date of grant, vesting on the first to occur of (A) the first anniversary of the grant date or (B) the next occurring annual meeting of our stockholders.
Effective January 5, 2023, the 2023 Director Compensation Program decreased the value of the initial grant of RSUs for non-employee directors who are newly appointed or elected to the Board to $800,000 and decreased the value of the annual grant of RSUs for our non-employee directors to $425,000 on the date of grant (which amount is increased to $495,000 for any non-employee director serving as Chairperson of the Board or Lead Independent Director). The RSUs to be granted to our non-employee directors will continue to be determined in accordance with the methodology set forth in the 2022 Director Compensation Program, as described above.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth information as of December 31, 2022 regarding shares of Common Stock that may be issued under our equity compensation plans, consisting of the 2020 Plan, the Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan, or the 2020 ESPP, and the 2022 Inducement Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	7,517,610 (2)	$27.61	2,935,940 (3)
Equity compensation plans not approved by security holders	1,456,750 (4)	$23.16	43,250
Total	8,974,360	$26.89	2,979,190
(1)Represents the weighted-average exercise price of outstanding options under the applicable plan. RSUs are not taken into account for purposes of determining the weighted-average exercise price.
(2)Includes 6,694,709 outstanding options to purchase Common Stock under the 2020 Plan and 822,901 shares of Common Stock underlying RSUs under the 2020 Plan.
(3)Pursuant to the terms of the 2020 Plan, the number of shares of Common Stock available for issuance under the 2020 Plan automatically increases on each January 1 until and including January 1, 2030, by an amount equal to the lesser of: (a) 5% of the shares of Common Stock outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by our Board. Includes 1,955,387 shares available for issuance under the 2020 ESPP as of December 31, 2022, all of which were eligible for purchase pursuant to the offering period in effect on such date.
(4)Includes 1,356,750 outstanding options to purchase Common Stock under the 2022 Inducement Plan and 100,000 shares of Common Stock underlying RSUs under the 2022 Inducement Plan. The 2022 Inducement Plan was approved by the Board on July 20, 2022. The terms of the 2022 Inducement Plan are substantially similar to the terms of the 2020 Plan with the exception that incentive stock options may not be issued under the 2022 Inducement Plan, and awards under the 2022 Inducement Plan may only be issued to eligible recipients under the applicable Nasdaq listing rules. The 2022 Inducement Plan was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq listing rules. The Board initially reserved 1,500,000 shares of the Company’s Common Stock for issuance pursuant to awards granted under the 2022 Inducement Plan. In accordance with Rule 5635(c)(4) of the Nasdaq listing rules, awards under the 2022 Inducement Plan may only be made to an employee who is commencing employment with the Company or any subsidiary or who is being rehired following a bona fide interruption of employment by the Company or any subsidiary, in either case if he or she is granted such award in connection with his or her commencement of employment with the Company or a subsidiary and such grant is an inducement material to his or her entering into employment with the Company or such subsidiary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers, and all directors and executive officers as a group, as of April 17, 2023, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 59,447,010 shares of Common Stock outstanding as of April 17, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 17, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 1359 Broadway, Suite 801, New York, New York 10018. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Matrix Capital Management Master Fund, LP (1)	9,199,973	15.5%
FMR LLC (2)	7,909,176	13.3%
Avidity Partners Management LP (3)	5,150,000	8.7%
The Vanguard Group (4)	4,160,149	7.0%
Wellington Management Group LLP (5)	3,618,493	6.1%
BlackRock, Inc. (6)	3,472,179	5.8%
State Street Corporation (7)	3,084,137	5.2%
Capital International Investors (8)	3,048,182	5.1%

Named Executive Officers and Directors
Kimberly Blackwell, M.D. (9)	664,935	1.1%
Carrie Brownstein, M.D. (10)	68,639	*
Kevin Bunker, Ph.D. (11)	1,052,279	1.8%
Melissa Epperly (12)	351,993	*
Cam Gallagher (13)	455,245	*
David Johnson (14)	160,830	*
Enoch Kariuki, Pharm.D. (15)	54,484	*
Andrea Paul (16)	59,402	*
Jan Skvarka, Ph.D.	—	—
Anthony Sun, M.D. (17)	872,376	1.5%
Karan Takhar	—	—
All executive officers and directors as a group (11 persons) (18)	3,740,183	6.1%

*Less than one percent.

(1)Based solely on a Schedule 13D filed with the SEC on June 3, 2022, consists of 9,199,973 shares held by Matrix Capital Management Master Fund, LP, or the Matrix Fund. Matrix Capital Management Company LP, or the Investment Manager, is the investment advisor to the Matrix Fund with respect to the shares directly held by the Matrix Fund. David E. Goel serves as the Managing General Partner of the Investment Manager with respect to the shares held by the Matrix Fund. The Investment Manager and Mr. Goel each have shared voting and dispositive power over the shares. The mailing address for the Matrix Fund is 1000 Winter Street, Suite 4500, Waltham, Massachusetts 02451.
(2)Based solely on a Schedule 13G/A filed with the SEC on February 9, 2023. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act, or the Fidelity Funds, advised by Fidelity Management & Research Company, or FMR Co, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. According to the cover page of the Schedule 13G/A, FMR LLC has sole voting power over 7,908,512 shares and sole dispositive power over 7,909,176 shares. Abigail P. Johnson has sole dispositive power over 7,909,176 shares. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(3)Based solely on a Schedule 13G/A filed with the SEC on February 14, 2023. Avidity Partners Management LP, or APM LP, Avidity Partners Management (GP) LLC, or APM GP, Avidity Capital Partners Fund (GP) LP, or ACPF, and Avidity Capital Partners (GP) LLC, or ACP, share voting and dispositive power with respect to 5,150,000 shares, of which 4,465,108 shares are further subject to shared voting and dispositive power with Avidity Master Fund LP, or AMF, and, together with APM LP, APM GP, ACPF and ACP, the Avidity Funds. David Witzke and Michael Gregory directly or indirectly control the Avidity Funds and as a result may be deemed to have voting and dispositive power over the securities held directly by the Avidity Funds. The business address of APM LP is 2828 North Harwood Street, Suite 1220, Dallas, Texas 75201.
(4)Based solely on a Schedule 13G/A filed with the SEC on February 9, 2023. The Vanguard Group has sole dispositive power over 4,039,096 shares, shared voting power over 76,652 shares and shared dispositive power over 121,053 shares. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(5)Based solely on a Schedule 13G filed with the SEC on February 6, 2023, consists of 3,618,493 shares held of record by clients of one or more investment advisers, including Wellington Management Company LLP (collectively, the "Wellington Investment Advisers"), directly or indirectly owned by Wellington Management Group LLP. The Wellington Investment Advisers are directly or indirectly controlled by Wellington Advisors Holdings LLP. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP, and Wellington Group Holdings LLP is owned by Wellington Management Group LLP. Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP have shared voting power over 3,179,876 shares and shared dispositive power over 3,618,493 shares. Wellington Management Company LLP has shared voting power over 3,160,910 shares and shared dispositive power over 3,492,649 shares. The business address of Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP is 280 Congress Street, Boston, Massachusetts 02210.
(6)Based solely on a Schedule 13G/A filed with the SEC on February 1, 2023. BlackRock, Inc. has sole voting power over 3,410,036 shares and sole dispositive power over 3,472,179 shares. The business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(7)Based solely on a Schedule 13G filed with the SEC on February 7, 2023. State Street Corporation has shared voting power over 3,004,971 shares and shared dispositive power over 3,084,137 shares. The business address of State Street Corporation is One Lincoln Street, Boston, Massachusetts 02111.
(8)Based solely on a Schedule 13G filed with the SEC on February 13, 2023. Capital International Investors has sole voting and dispositive power over 3,048,182 shares. The business address of Capital International Investors is 333 South Hope Street, 55th Fl, Los Angeles, California 90071.
(9)Consists of (i) 5,000 shares of Common Stock held by Dr. Blackwell and (ii) 659,935 shares of Common Stock subject to options held by Dr. Blackwell that are exercisable within 60 days of April 17, 2023.

(10)Consists of 68,639 shares of Common Stock subject to options held by Dr. Brownstein that are exercisable within 60 days of April 17, 2023.
(11)Consists of (i) 697,567 shares of Common Stock held by Dr. Bunker, (ii) 259,362 shares of Common Stock subject to options held by Dr. Bunker that are exercisable within 60 days of April 17, 2023, (iii) 350 shares of Common Stock held by Dr. Bunker as UTMA custodian for his children, and (iv) 95,000 shares of Common Stock held by Sundog Ranch, Inc., for which Dr. Bunker and his wife serve as directors, on behalf of the Bunker Family Protection Trust, the sole shareholder of Sundog Ranch, Inc. and for which Dr. Bunker and his wife are the primary beneficiaries, which shares Dr. Bunker may be deemed to beneficially own.
(12)Consists of 221,412 shares of Common Stock and 130,581 shares of Common Stock subject to options held by Ms. Epperly that are exercisable within 60 days of April 17, 2023.
(13)Consists of (i) 208,579 shares of Common Stock held by Mr. Gallagher, (ii) 218,898 shares of Common Stock subject to options held by Mr. Gallagher that are exercisable within 60 days of April 17, 2023 and (iii) 27,768 shares of Common Stock issuable upon the settlement of restricted stock units vesting within 60 days of April 17, 2023.
(14)Consists of (i) 83,459 shares of Common Stock held by Mr. Johnson, (ii) 52,500 shares of Common Stock subject to options held by Mr. Johnson that are exercisable within 60 days of April 17, 2023 and (iii) 24,871 shares of Common Stock issuable upon the settlement of restricted stock units vesting within 60 days of April 17, 2023.
(15)Consists of (i) 32,667 shares of Common Stock subject to options held by Dr. Kariuki that are exercisable within 60 days of April 17, 2023 and (ii) 21,817 shares of Common Stock issuable upon the settlement of restricted stock units vesting within 60 days of April 17, 2023.
(16)Consists of 59,402 shares of Common Stock subject to options held by Ms. Paul that are exercisable within 60 days of April 17, 2023.
(17)Based on a Schedule 13G/A filed with the SEC on March 10, 2023 and other information known to the Company, consists of (i) 227,867 shares of Common Stock held by Dr. Sun over which he has sole voting and dispositive power, (ii) 31,095 shares of Common Stock held directly by Dr. Sun’s spouse over which Dr. Sun may be deemed to share voting and dispositive power; (iii) 32,040 shares of Common Stock held directly by Hao Bao Zi Trust LLC on behalf of the Hao Bao Zi Trust, or the HBZ Trust, for which Dr. Sun’s spouse is the investment advisor with sole power to make investment decisions regarding the shares of Common Stock held by the HBZ Trust, and over which Dr. Sun may be deemed to share voting and dispositive power; (iv) 18,750 shares of Common Stock held directly by Hao Jiao Zi Trust LLC on behalf of the Hao Jiao Zi Trust, or the HJZ Trust, for which Dr. Sun’s spouse is the investment advisor with sole power to make investment decisions regarding the shares of Common Stock held by the HJZ Trust, and over which Dr. Sun may be deemed to share voting and dispositive power; (v) 50,790 shares of Common Stock held by two family trusts for which Dr. Sun's spouse is the investment advisor with sole power to make investment decisions regarding such shares, and over which Dr. Sun may be deemed to share voting and dispositive power; and (vi) 511,834 shares of Common Stock subject to options held by Dr. Sun that are exercisable within 60 days of April 17, 2023.
(18)Consists of (i) 1,671,909 shares of Common Stock, (ii) 1,993,818 shares of Common Stock subject to options that are exercisable within 60 days of April 17, 2023 and (iii) 74,456 shares of Common Stock issuable upon the settlement of restricted stock units vesting within 60 days of April 17, 2023.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our Chief Financial Officer is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our Chief Financial Officer or General Counsel determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Financial Officer or General Counsel, or such person performing duties similar to those performed by a Chief Financial Officer or General Counsel, is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2022, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Compensation Discussion and Analysis” and "Director Compensation."
Equity Financings
May 2022 Follow-On Offering
On May 18, 2022, we completed a follow-on offering in which we issued and sold 10,330,000 shares of Common Stock at a public offering price of $19.38 per share. The total gross proceeds for the offering were approximately $200.2 million, before deducting offering expenses of $11.4 million payable by us. The following table sets forth the number of shares of our Common Stock purchased in our follow-on offering by holders of more than 5% of our Common Stock:

Participants	Total Shares Purchased	Aggregate Purchase Price (in thousands)

Greater than 5% Stockholders (1)
Matrix Capital Management Master Fund, LP (2)	4,851,000	$94,000
FMR LLC	1,345,000	$26,070
T. Rowe Price Associates, Inc.	825,000	$16,000
Wellington Management Group LLP	825,000	$15,989
Avidity Partners Management LP	774,000	$15,000

(1)Additional details regarding certain of these stockholders and their equity holdings are provided in this Proxy Statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”

(2)Karan Takhar, a member of our Board, is a Senior Managing Director of Matrix Capital Management Company, L.P.
Investors’ Rights Agreement
In September 2019, we entered into an amended and restated investors’ rights agreement, which we refer to as our Investors’ Rights Agreement, with certain of our investors, including Matrix Capital Management Master Fund, LP, a holder of more than 5% of our Common Stock, and Viking Global Opportunities Illiquid Investments Sub-Master LP, a former holder of more than 5% of our Common Stock. The Investors’ Rights Agreement imposes certain affirmative obligations on us and also grants certain rights to holders, including certain registration rights with respect to the securities held by them, certain information and observer rights, and certain additional rights.
Transactions with Recurium IP Holdings, LLC
In December 2014, our wholly owned subsidiary, Zeno Pharmaceuticals, Inc., entered into a license agreement, or as amended and restated in December 2017 and September 2019 and as amended in May 2020 and March 2022, the Recurium Agreement, with Recurium IP Holdings, LLC, or Recurium IP, under which Zeno Pharmaceuticals, Inc. was granted an exclusive worldwide license to certain intellectual property rights owned or controlled by Recurium IP. Following certain corporate restructuring, Zeno Management became the Zentalis contracting party to the Recurium Agreement. Kevin Bunker, Ph.D., our Chief Scientific Officer, and Cam Gallagher, our President and a member of our Board, currently serve as managing members of Recurium IP. Each of Dr. Bunker and Mr. Gallagher maintain an ownership interest in Recurium IP. For the years ended December 31, 2022 and 2021, we paid zero and $10.0 million, respectively, in milestone fees to Recurium IP.
Transactions with Tempus Labs, Inc.
In December 2020, we entered into a Master Services Agreement with Tempus Labs, Inc., or Tempus, pursuant to which Tempus provides data licensing and research services. Kimberly Blackwell, M.D., our Chief Executive Officer and a member of our Board, was previously employed by Tempus and now serves as an advisor of Tempus. Approximately $0.2 million in fees were incurred for services performed by Tempus for the year ended December 31, 2022.
Transactions with Zentera Therapeutics
Kevin Bunker, Ph.D., our Chief Scientific Officer, serves as a member of the Board of Directors of Zentera and maintains an ownership interest in Zentera. In May 2020, each of our wholly owned subsidiaries Zeno Alpha, Inc., K-Group Alpha, Inc. and K-Group Beta, Inc., entered into a collaboration and license agreement with Zentera, or the Zentera Sublicenses, pursuant to which we collaborate with Zentera on the development and commercialization of ZN-c5, ZN-d5 and azenosertib, respectively, whether alone or in a licensed product, which we collectively refer to as the "Collaboration Products", in each case for the treatment or prevention of disease, other than for pain, in the People’s Republic of China, Macau, Hong Kong and Taiwan, which is referred to as the “Zentera Collaboration Territory.” As disclosed in August 2022, we have discontinued clinical development of ZN-c5. Under the terms of the Zentera Sublicenses, Zentera is generally responsible for the costs of developing the Collaboration Products in the Zentera Collaboration Territory, and we are generally responsible for the costs of developing the Collaboration Products outside the Zentera Collaboration Territory, provided that Zentera will reimburse us for a portion of its costs for global data management, pharmacovigilance, safety database management, and chemistry, manufacturing and controls activities with respect to each Collaboration Product. For the year ended December 31, 2022, the amounts incurred under this arrangement totaled $11.0 million. As of December 31, 2022, $5.9 million was due from Zentera under the Zentera Sublicenses.
During the year ended December 31, 2022, we divested an early stage asset to Zentera for $0.2 million.
Transactions with Kalyra Pharmaceuticals, Inc.
In December 2017, we acquired 17,307,692 shares of Series B convertible preferred stock of Kalyra for a price per share of $0.26 or approximately $4,500,000. We have determined that Kalyra is a variable interest entity, of which we are the primary beneficiary. Karan Takhar, a member of our Board, currently serves as a member of the Board of Directors of Kalyra. Kevin Bunker, our Chief Scientific Officer, currently serves as a member of the Board of Directors of Kalyra and as its Chief Scientific/Operations Officer. Cam Gallagher, our President and a member of our Board, currently serves as the Chief Business Officer of Kalyra. Each of Dr. Bunker and Mr. Gallagher maintains an ownership interest in Kalyra.
We entered into an intercompany services agreement, or the ISA, with Kalyra in January 2018, which states that we may provide research and development services to Kalyra and that Kalyra shall reimburse such expenses on a time and materials basis. For the year ended December 31, 2022, we provided $0.1 million of research and development services to Kalyra. As of December 31, 2022, no amount was due from Kalyra under the ISA.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act, or the Reporting Persons, to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. To our knowledge, based solely on our review of the copies of such forms filed with the SEC and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2022, except one Form 4 for Dr. Blackwell reporting two transactions that was filed late.
Stockholders’ Proposals
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 1359 Broadway, Suite 801, New York, New York 10018 in writing not later than [●], 2023.
Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than February 17, 2024 and no later than March 18, 2024. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 16, 2024, then our Corporate Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting of Stockholders and not later than the close of business on the 90th day prior to the 2024 Annual Meeting of Stockholders or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Other Matters at the Annual Meeting
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
Solicitation of Proxies
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of 2023 Annual Meeting of Stockholders is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities. We may also utilize the assistance of third parties in connection with our proxy solicitation efforts, and we would compensate such third parties for their efforts. We have engaged one such third party, MacKenzie Partners, to assist in the solicitation of proxies and provide related advice and informational support, for services fees of up to $12,000 and the reimbursement of certain expenses.
Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2024 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
Zentalis’ Annual Report
A copy of Zentalis’ 2022 Annual Report, including financial statements and schedules thereto but not including exhibits, will be sent to any stockholder of record as of the Record Date, without charge, upon written request addressed to:
Zentalis Pharmaceuticals, Inc.
Attention: Corporate Secretary
1359 Broadway, Suite 801
New York, New York 10018
A reasonable fee will be charged for copies of exhibits. You also may access this Proxy Statement and our 2022 Annual Report at www.proxyvote.com. You also may access our 2022 Annual Report at www.zentalis.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors,

Andrea Paul, General Counsel and Corporate Secretary
New York, New York
[●], 2023

APPENDIX A
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
ZENTALIS PHARMACEUTICALS, INC.
ZENTALIS PHARMACEUTICALS, INC. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:
1.That, at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted recommending and declaring advisable that the Certificate of Incorporation of the Corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:
RESOLVED, that the Certificate of Incorporation be amended by deleting ARTICLE SEVENTH thereof in its entirety and replacing ARTICLE SEVENTH with the following:
"SEVENTH: Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors or officers for breaches of fiduciary duty, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or hereafter may be amended. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended."
2.That, at an annual meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.
3.That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this ____ day of _________________, 2023.
ZENTALIS PHARMACEUTICALS, INC.
By:     _____________________________
Name: Kimberly Blackwell, M.D.
Title: Chief Executive Officer

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 15, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ZNTL2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 15, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V15018-P86964 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZENTALIS PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Johnson
02) Jan Skvarka, Ph.D.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V15019-P86964

ZENTALIS PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
June 16, 2023 9:30 AM ET
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of ZENTALIS PHARMACEUTICALS, INC. hereby appoint(s) Andrea Paul and Melissa Epperly, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of ZENTALIS PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 a.m. Eastern Time on June 16, 2023, via a live webcast at www.virtualshareholdermeeting.com/ZNTL2023, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side